UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6453

Fidelity Court Street Trust II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2009

Item 1. Reports to Stockholders

Fidelity®
Connecticut Municipal
Income Fund

and

Fidelity
Connecticut Municipal
Money Market Fund

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Connecticut Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Connecticut Municipal Money Market Fund
Investment Changes/Performance	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Abigail_P_Johnson)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Abigail P. Johnson

Abigail P. Johnson

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Fidelity Connecticut Municipal Income Fund	.48%
Actual		$ 1,000.00	$ 1,038.60	$ 2.45
HypotheticalA		$ 1,000.00	$ 1,022.66	$ 2.43
Fidelity Connecticut Municipal Money Market Fund	.45%
Actual		$ 1,000.00	$ 1,000.10	$ 2.26**
HypotheticalA		$ 1,000.00	$ 1,022.81	$ 2.28**

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** If certain fees were not voluntarily waived by FMR or its affiliates during the period, the annualized expense ratio would have been 0.51% and the expenses paid in the actual and hypothetical examples above would have been $2.56 and $2.59, respectively.

Annual Report

Fidelity Connecticut Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity® CT Municipal Income Fund	12.31%	4.15%	5.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Connecticut Municipal Income Fund on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital Municipal Bond Index performed over the same period.

Annual Report

Fidelity Connecticut Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap: Municipal bonds posted very strong gains during the 12-month period ending November 30, 2009. At the outset of the period, munis were under some pressure due to heavy selling by leveraged investors who sought the relative safety of U.S. Treasuries, the credit downgrades of bond insurers and heavy new issuance from state and local governments looking to offset budget shortfalls. But from about April 2009 through the end of the period, munis staged an impressive rebound thanks mainly to favorable supply and demand conditions, which helped to offset the effects of the challenging fiscal conditions facing most issuers. Supply pressures eased with the introduction of a program in the taxable bond market known as "Build America Bonds," which often afforded issuers cheaper financing than was available in the muni market. Demand for munis strengthened considerably as the doom and gloom surrounding the financial system and global economy began to moderate. Although munis came under pressure in October 2009, they regained some of that lost ground during November. For the 12 months overall, the Barclays Capital Municipal Bond Index - a performance measure of more than 46,000 investment-grade, fixed-rate tax-exempt bonds - rose 14.17%. By comparison, the overall taxable debt market, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained 11.63%.

Comments from Mark Sommer, Portfolio Manager of Fidelity® Connecticut Municipal Income Fund: For the year, the fund gained 12.31%, trailing the 14.79% return of the Barclays Capital Connecticut 4 Plus Year Enhanced Municipal Bond Index. Yield-curve positioning - meaning the way in which the fund was invested in bonds with various maturities - was a key factor detracting from the fund's performance. Specifically, a larger-than-index exposure to longer-term bonds proved detrimental because they generally underperformed intermediate-maturity securities, in which the fund was underweighted. At the same time, the fund's overall sensitivity to interest rate changes - as gauged by its duration - was moderately less, or shorter, than that of the index. That positioning worked against the fund as interest rates declined. The fund's below-index stake in lower-quality investment-grade bonds also hurt. They rebounded significantly, thanks to better investor demand for them, which was sparked by the bonds' attractive valuations and a more optimistic economic outlook. Elsewhere, the fund's out-of-benchmark holdings in issuers in Puerto Rico, which are tax-exempt in all 50 states, suffered with the severe economic decline of this U.S. territory and hurt the fund's performance as a result. The fund's underweighting in housing bonds also detracted, as they enjoyed a partial recovery.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Connecticut Municipal Income Fund

Investment Changes (Unaudited)

Top Five Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	45.4	39.9
Special Tax	15.7	17.3
Education	10.1	10.1
Water & Sewer	9.1	9.5
Health Care	5.4	7.7
Weighted Average Maturity as of November 30, 2009
		6 months ago
Years	7.0	7.7

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of November 30, 2009
6 months ago
Years	7.0	7.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2009	As of May 31, 2009
AAA 18.9%	AAA 18.5%
AA,A 68.3%	AA,A 69.2%
BBB 6.0%	BBB 8.2%
Not Rated 2.9%	Not Rated 1.2%
Short-Term Investments and Net Other Assets 3.9%	Short-Term Investments and Net Other Assets 2.9%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Annual Report

Fidelity Connecticut Municipal Income Fund

Investments November 30, 2009

Showing Percentage of Net Assets

Municipal Bonds - 95.2%
	Principal Amount	Value
Commonwealth Of Mariannas - 0.4%
Northern Mariana Islands Gen. Oblig. Series 2003 A, 6.75% 10/1/33 (Pre-Refunded to 10/1/13 @ 100) (d)	$ 2,000,000	$ 2,377,620
Connecticut - 87.0%
Bethany, Orange and Woodbridge Reg'l. School District #5:
4.5% 8/15/20	1,315,000	1,427,985
4.5% 8/15/21	1,225,000	1,317,279
4.5% 8/15/22	1,325,000	1,411,854
5% 8/15/18	1,500,000	1,747,425
5% 8/15/19	750,000	860,745
Branford Gen. Oblig.:
Series 2009:
4% 5/15/11	775,000	814,719
4% 5/15/13	1,435,000	1,581,657
5.25% 5/15/13 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	500,000	540,595
Bridgeport Gen. Oblig.:
Series 2002 A:
5.375% 8/15/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,570,000	4,777,889
5.375% 8/15/18 (FSA Insured)	3,400,000	3,629,670
5.375% 8/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,078,870
Series 2004 A, 5.25% 8/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,320,000	1,393,458
Series 2006 B:
5% 12/1/14 (FSA Insured)	1,655,000	1,876,389
5% 12/1/17 (FSA Insured)	1,830,000	2,037,394
5% 12/1/18 (FSA Insured)	1,635,000	1,797,699
Cap. City Econ. Dev. Auth. Series 2004 A, 5% 6/15/15 (FSA Insured)	1,705,000	1,924,041
Connecticut Arpt. Rev. (Bradley Int'l. Arpt. Proj.) Series 2001 A:
5.125% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	5,865,000	5,417,676
5.25% 10/1/11 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	4,150,000	4,300,438
5.25% 10/1/12 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	4,075,000	4,216,240
Connecticut Clean Wtr. Fund Rev. Series 1993, 6% 10/1/12 (Escrowed to Maturity) (d)	6,000,000	6,448,980
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Dev. Auth. Poll. Cont. Rev. (Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 5.25%, tender 4/1/10 (b)(c)	$ 7,000,000	$ 7,095,620
Connecticut Dev. Auth. Wtr. Facilities Rev.:
(Aquatron Wtr. Corp., Proj.) Series 2006, 4.7% 7/1/36 (XL Cap. Assurance, Inc. Insured) (c)	5,000,000	4,009,300
(Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	3,000,000	2,995,860
Connecticut Gen. Oblig.:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16 (a)	10,000,000	11,578,400
Series 2004 A, 5% 3/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	5,679,350
Series 2004 B, 5% 6/1/15	7,500,000	8,528,250
Series 2005 B:
5.25% 6/1/18 (AMBAC Insured)	1,925,000	2,279,335
5.25% 6/1/20	16,915,000	20,085,040
Series 2006 A, 5% 12/15/15 (FSA Insured)	2,000,000	2,325,820
Series 2006 D:
5% 11/1/24	17,980,000	19,714,890
5% 11/1/25	10,000,000	10,919,900
Series 2006 E:
5% 12/15/16	3,020,000	3,523,223
5% 12/15/20	5,565,000	6,262,183
Series 2006 F, 5% 12/1/21	14,000,000	15,577,380
Series 2007 D, 5% 12/1/19	1,745,000	2,003,469
Series 2008 A, 5% 4/15/27	5,000,000	5,463,850
Series 2008 B, 5% 4/15/28	4,000,000	4,344,080
Series A:
5% 2/15/27	5,000,000	5,498,600
5% 2/15/28	2,500,000	2,730,950
5% 2/15/29	2,500,000	2,710,725
Connecticut Health & Edl. Facilities Auth. Rev.:
(Ascension Health Proj.) Series 2009 B, 3.5%, tender 2/1/12 (b)	4,835,000	4,940,113
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	4,695,000	4,687,535
(Eastern Connecticut Health Network Proj.) Series C, 5.125% 7/1/30 (Radian Asset Assurance, Inc. Insured)	1,500,000	1,261,710
(Fairfield Univ. Proj.):
Series 2008 N, 5% 7/1/21	3,000,000	3,197,970
Series M, 5% 7/1/34	1,000,000	999,960
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Hosp. for Spl. Care Proj.) Series C, 5.25% 7/1/19 (Radian Asset Assurance, Inc. Insured)	$ 1,170,000	$ 1,144,985
(Loomis Chaffee School Proj.):
Series E, 5% 7/1/25	1,000,000	1,024,720
Series G, 5% 7/1/38	3,000,000	2,941,740
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (d)	2,480,000	3,059,452
(Quinnipiac Univ. Proj.):
Series J, 5.75% 7/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,142,380
Series K1, 5% 7/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,050,400
(Saint Raphael Hosp. Proj.) Series H, 6.5% 7/1/13 (AMBAC Insured)	2,940,000	3,079,768
(Salisbury School Proj.) Series C, 5% 7/1/38 (Assured Guaranty Corp. Insured)	4,000,000	4,129,400
(William W. Backus Hosp. Proj.) Series F, 5.125% 7/1/35 (FSA Insured)	1,000,000	1,014,860
(Yale Univ. Proj.):
Series W, 5.125% 7/1/27	13,000,000	13,007,670
Series X1, 5% 7/1/42	14,015,000	14,313,379
Series Y1, 5% 7/1/35	9,000,000	9,354,420
Series Z1, 5% 7/1/42	3,335,000	3,457,728
(Yale-New Haven Hosp. Proj.) Series J1:
5% 7/1/17 (AMBAC Insured)	3,095,000	3,307,410
5% 7/1/18 (AMBAC Insured)	3,020,000	3,191,264
5% 7/1/19 (AMBAC Insured)	2,035,000	2,126,473
5% 7/1/31 (AMBAC Insured)	7,000,000	6,757,800
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series 2006 A, 5% 1/1/12 (AMBAC Insured)	1,520,000	1,646,342
Connecticut Resource Recovery Auth. Resource Recovery Rev. (Fuel Co. Proj.) Series 1998 A, 5.125% 11/15/13 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	3,000,000	3,019,020
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 1990 A, 7.125% 6/1/10	1,265,000	1,307,428
Series 1992 B, 6.125% 9/1/12	8,680,000	9,320,844
Series 1998 A, 5.5% 10/1/13 (FGIC Insured)	3,000,000	3,437,460
Series 2003 B, 5% 1/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,910,000	9,848,490
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.: - continued
Series 2004 A:
5% 7/1/18 (AMBAC Insured)	$ 2,000,000	$ 2,196,440
5% 7/1/23	3,260,000	3,498,925
Series 2004 B, 5.25% 7/1/16	7,645,000	8,867,512
Series 2005 A, 5% 7/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,010,000	5,705,789
Series 2007 A:
5% 8/1/26	3,800,000	4,082,150
5% 8/1/27 (AMBAC Insured)	2,000,000	2,137,560
Series 2008 A, 5% 11/1/21	5,000,000	5,549,550
Series 2009 1, 5% 2/1/17	10,000,000	11,453,100
Connecticut State Revolving Fund Gen. Rev.:
Series 2003 A, 5% 10/1/17	2,000,000	2,236,440
Series 2008 A:
5% 2/1/16	5,500,000	6,372,300
5% 2/1/17	3,000,000	3,491,010
Series 2009 A, 5% 6/1/26	2,000,000	2,230,300
Enfield Gen. Oblig. Series 2009:
5% 7/1/17	820,000	956,391
5% 7/1/18	350,000	407,768
Fairfield Gen. Oblig.:
Series 2009, 5% 7/1/20	1,500,000	1,786,650
5% 7/1/17	1,000,000	1,186,000
5% 7/1/18	1,000,000	1,188,520
5% 7/1/19	1,225,000	1,456,807
Farmington Gen. Oblig.:
Series 2009 B:
4% 9/15/17	740,000	796,506
4% 9/15/19	500,000	527,435
4% 9/15/20	250,000	261,145
Series A:
4% 9/15/20	1,445,000	1,547,667
4% 9/15/21	905,000	957,562
5% 9/15/19	325,000	386,110
Greater New Haven Wtr. Poll. Cont. Auth. Reg'l. Wastewtr. Sys. Rev.:
Series 2005 A, 5% 8/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	991,350
Series 2008 A, 5% 11/15/37 (FSA Insured)	1,000,000	1,012,210
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
Hartford Gen. Oblig.:
Series 2005 A, 5.25% 8/1/15 (FSA Insured)	$ 1,335,000	$ 1,546,718
Series 2005 D:
5% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,700,000	1,876,222
5% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,700,000	1,832,481
Series 2009:
2% 11/15/10 (Assured Guaranty Corp. Insured)	1,000,000	1,012,190
5% 11/15/17 (Assured Guaranty Corp. Insured)	1,000,000	1,155,040
Monroe Gen. Oblig. Series 2009:
2% 5/1/11	275,000	280,948
4% 5/1/13	500,000	550,355
4% 5/1/14	800,000	891,936
5% 5/1/15	500,000	584,950
5% 5/1/16	1,000,000	1,176,360
5% 5/1/18	500,000	591,370
Naugatuck Ctfs. of Prtn. (Incineration Facilities Proj.) Series A:
5% 6/15/14 (AMBAC Insured) (c)	1,335,000	1,397,318
5% 6/15/17 (AMBAC Insured) (c)	775,000	789,369
Naugatuck Gen. Oblig. 5.875% 2/15/21 (AMBAC Insured)	2,660,000	3,072,406
New Britain Gen. Oblig. Series B, 6% 3/1/12 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,568,970
New Canaan Gen. Oblig. Series 2009 A:
4% 4/1/13	1,110,000	1,216,793
5% 4/1/14	1,255,000	1,448,057
5% 4/1/19	1,015,000	1,205,404
New Haven Air Rights Parking Facility Rev. Series 2002, 5.375% 12/1/11 (AMBAC Insured)	1,165,000	1,248,612
New Haven Gen. Oblig.:
Series 2002 C, 5.125% 11/1/16 (Escrowed to Maturity) (d)	30,000	34,517
Series 2005:
5% 2/1/14 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,080,000	2,297,214
5% 2/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,705,000	1,889,208
5% 2/1/20 (Pre-Refunded to 2/1/15 @ 100) (d)	1,925,000	2,248,978
Series 2006:
5% 11/1/15 (AMBAC Insured)	2,575,000	2,868,215
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
New Haven Gen. Oblig.: - continued
Series 2006:
5% 11/1/16 (AMBAC Insured)	$ 6,000,000	$ 6,656,880
Series 2009 A:
5% 3/1/20 (Assured Guaranty Corp. Insured)	1,000,000	1,097,660
5.25% 3/1/19 (Assured Guaranty Corp. Insured)	2,000,000	2,244,060
New Milford Gen. Oblig. Series 2004:
5% 1/15/15 (AMBAC Insured)	1,025,000	1,190,609
5% 1/15/16 (AMBAC Insured)	1,025,000	1,196,052
5% 1/15/17 (AMBAC Insured)	1,025,000	1,202,756
Newtown Gen. Oblig. Series 2009 B:
5% 7/1/15	1,000,000	1,168,510
5% 7/1/18	600,000	708,546
Ridgefield Gen. Oblig. Series 2009:
5% 9/15/17	2,165,000	2,570,851
5% 9/15/18	3,535,000	4,209,478
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev.:
Eighteenth Series B:
5.25% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,589,070
5.25% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,510,000	1,592,129
Eighteenth Series B1, 5% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,655,000	4,877,137
Twentieth Series A:
5.25% 8/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,020,000	1,168,808
5.25% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,795,000	3,199,325
Twenty-Second Series, 5% 8/1/38 (FSA Insured)	25,000,000	25,491,247
Stamford Gen. Oblig.:
Series 2009 B:
5% 7/1/17	4,520,000	5,360,720
5% 7/1/18	3,600,000	4,278,672
5.25% 7/15/15	3,000,000	3,383,250
5.5% 7/15/14	1,250,000	1,387,350
Trumbull Gen. Oblig.:
Series 2004, 5% 1/15/17 (AMBAC Insured)	1,100,000	1,211,441
Series 2009:
4% 9/15/17	850,000	940,279
4% 9/15/19	400,000	437,232
4% 9/15/20	525,000	563,677
4% 9/15/21	500,000	530,330
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
Univ. of Connecticut Series 2004 A, 5% 1/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 2,000,000	$ 2,194,380
Watertown Gen. Oblig.:
Series 2005, 5% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,060,000	1,242,659
Series 2009 B:
4.5% 7/1/20	1,375,000	1,534,651
5% 7/1/18	2,635,000	3,087,430
5% 7/1/19	1,000,000	1,170,850
West Hartford Gen. Oblig. Series 2005 A, 5% 1/15/16 (Pre-Refunded to 7/15/14 @ 100) (d)	1,135,000	1,321,458
West Haven Gen. Oblig. Series 2005, 5% 7/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,480,000	2,634,653
Westport Gen. Oblig.:
Series 2009 A, 4% 2/1/22	800,000	846,528
Series 2009, 5% 2/1/21	480,000	554,299
Wilton Gen. Oblig. Series 2009:
5% 1/15/18	300,000	353,574
5% 1/15/20	350,000	414,033
		511,375,361
Guam - 0.2%
Guam Ed. Fing. Foundation Ctfs. of Prtn. Series 2006 A, 5% 10/1/14	1,000,000	1,033,250
Puerto Rico - 7.1%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Z, 6.25% 7/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,095,240
Series AA, 5.5% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,588,325
Series BB, 5.25% 7/1/18 (AMBAC Insured)	3,000,000	3,076,920
Series CC, 5.25% 7/1/33	2,495,000	2,601,911
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev.:
Series E, 5.5% 7/1/17 (FSA Insured)	5,400,000	5,973,156
Series N, 5.25% 7/1/34 (Assured Guaranty Corp. Insured)	1,500,000	1,567,890
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2005 C, 5.5% 7/1/17 (AMBAC Insured)	6,010,000	6,255,028
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
(Pub. Impt. Proj.) Series 2002 A, 5.5% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,048,260
Municipal Bonds - continued
	Principal Amount	Value
Puerto Rico - continued
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.: - continued
Series 2002 A, 5.5% 7/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,945,000	$ 2,021,711
Series 2007 A, 5.5% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,063,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series JJ, 5.25% 7/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	5,371,550
Series QQ:
5.25% 7/1/14 (XL Cap. Assurance, Inc. Insured)	1,300,000	1,402,271
5.5% 7/1/18 (XL Cap. Assurance, Inc. Insured)	800,000	851,696
Series VV, 5.25% 7/1/24 (FGIC Insured)	2,500,000	2,530,425
Puerto Rico Muni. Fin. Agcy. Series 2005 C, 5.25% 8/1/17 (FSA Insured)	2,000,000	2,181,360
		41,628,743
Virgin Islands - 0.5%
Virgin Islands Pub. Fin. Auth. Refinery Facilities Rev. Series 2007, 4.7% 7/1/22 (c)	1,100,000	965,173
Virgin Islands Pub. Fin. Auth. Rev. Series 2009 B, 5% 10/1/17	2,250,000	2,338,448
		3,303,621
TOTAL MUNICIPAL BONDS (Cost $545,986,253)		559,718,595
Municipal Notes - 0.9%

Connecticut - 0.9%
Connecticut Gen. Oblig. BAN Series 2009 B, 4% 6/1/11 (Cost $5,211,427)	5,000,000	5,247,950
TOTAL INVESTMENT PORTFOLIO - 96.1% (Cost $551,197,680)		564,966,545
NET OTHER ASSETS - 3.9%		22,676,653
NET ASSETS - 100%		$ 587,643,198
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	45.4%
Special Tax	15.7%
Education	10.1%
Water & Sewer	9.1%
Health Care	5.4%
Others* (individually less than 5%)	14.3%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $551,197,680)		$ 564,966,545
Cash		26,120,623
Receivable for fund shares sold		465,981
Interest receivable		8,474,141
Prepaid expenses		2,215
Other receivables		5,359
Total assets		600,034,864

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 11,316,900
Payable for fund shares redeemed	161,339
Distributions payable	472,331
Accrued management fee	176,918
Other affiliated payables	221,224
Other payables and accrued expenses	42,954
Total liabilities		12,391,666

Net Assets		$ 587,643,198
Net Assets consist of:
Paid in capital		$ 571,273,328
Undistributed net investment income		112,789
Accumulated undistributed net realized gain (loss) on investments		2,488,216
Net unrealized appreciation (depreciation) on investments		13,768,865
Net Assets, for 51,293,129 shares outstanding		$ 587,643,198
Net Asset Value, offering price and redemption price per share ($587,643,198 ÷ 51,293,129 shares)		$ 11.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2009

Investment Income
Interest		$ 21,494,172

Expenses
Management fee	$ 1,921,246
Transfer agent fees	363,374
Accounting fees and expenses	131,830
Custodian fees and expenses	7,354
Independent trustees' compensation	1,919
Registration fees	27,326
Audit	49,287
Legal	12,752
Miscellaneous	8,950
Total expenses before reductions	2,524,038
Expense reductions	(13,772)	2,510,266
Net investment income		18,983,906
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,911,564
Change in net unrealized appreciation (depreciation) on: Investment securities		35,734,276
Net gain (loss)		38,645,840
Net increase (decrease) in net assets resulting from operations		$ 57,629,746

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 18,983,906	$ 18,208,854
Net realized gain (loss)	2,911,564	3,080,549
Change in net unrealized appreciation (depreciation)	35,734,276	(32,360,565)
Net increase (decrease) in net assets resulting from operations	57,629,746	(11,071,162)
Distributions to shareholders from net investment income	(18,969,924)	(18,195,685)
Distributions to shareholders from net realized gain	(2,443,928)	(1,165,875)
Total distributions	(21,413,852)	(19,361,560)
Share transactions Proceeds from sales of shares	178,616,264	164,144,730
Reinvestment of distributions	15,079,819	13,566,378
Cost of shares redeemed	(104,295,680)	(124,128,068)
Net increase (decrease) in net assets resulting from share transactions	89,400,403	53,583,040
Redemption fees	8,937	25,019
Total increase (decrease) in net assets	125,625,234	23,175,337

Net Assets
Beginning of period	462,017,964	438,842,627
End of period (including undistributed net investment income of $112,789 and undistributed net investment income of $7,653, respectively)	$ 587,643,198	$ 462,017,964
Other Information Shares
Sold	15,953,436	14,749,138
Issued in reinvestment of distributions	1,355,592	1,226,872
Redeemed	(9,424,487)	(11,349,121)
Net increase (decrease)	7,884,541	4,626,889

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.64	$ 11.32	$ 11.49	$ 11.46	$ 11.68
Income from Investment Operations
Net investment income B	.407	.426	.431	.443	.461
Net realized and unrealized gain (loss)	.879	(.651)	(.090)	.135	(.146)
Total from investment operations	1.286	(.225)	.341	.578	.315
Distributions from net investment income	(.408)	(.426)	(.431)	(.443)	(.460)
Distributions from net realized gain	(.058)	(.030)	(.080)	(.105)	(.075)
Total distributions	(.466)	(.456)	(.511)	(.548)	(.535)
Redemption fees added to paid in capital B	- D	.001	- D	- D	- D
Net asset value, end of period	$ 11.46	$ 10.64	$ 11.32	$ 11.49	$ 11.46
Total Return A	12.31%	(2.06)%	3.08%	5.21%	2.72%
Ratios to Average Net Assets C
Expenses before reductions	.48%	.48%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.49%
Expenses net of all reductions	.48%	.44%	.44%	.42%	.47%
Net investment income	3.64%	3.84%	3.84%	3.91%	3.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 587,643	$ 462,018	$ 438,843	$ 432,785	$ 434,483
Portfolio turnover rate	15%	15%	11%	23%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investment Changes/Performance (Unaudited)

Maturity Diversification
Days	% of fund's investments 11/30/09	% of fund's investments 5/31/09	% of fund's investments 11/30/08
0 - 30	83.3	75.0	77.1
31 - 90	4.9	9.7	1.9
91 - 180	4.9	7.1	6.1
181 - 397	6.9	8.2	14.9
Weighted Average Maturity
	11/30/09	5/31/09	11/30/08
Fidelity Connecticut Municipal Money Market Fund	32 Days	43 Days	48 Days
Connecticut Tax-Free Money Market Funds Average*	36 Days	39 Days	43 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2009	As of May 31, 2009
Variable Rate Demand Notes (VRDNs) 65.3%	Variable Rate Demand Notes (VRDNs) 59.5%
Commercial Paper (including CP Mode) 1.5%	Commercial Paper (including CP Mode) 3.1%
Municipal Notes 12.5%	Municipal Notes 18.2%
Fidelity Municipal Cash Central Fund 13.1%	Fidelity Municipal Cash Central Fund 12.6%
Other Investments 4.8%	Other Investments 6.4%
Net Other Assets 2.8%	Net Other Assets 0.2%

Current and Historical Seven-Day Yields

	11/30/09	8/31/09	6/1/09	3/2/09	12/01/08

Fidelity Connecticut Municipal Money Market Fund	.01%	.01%	.12%	.27%	.45%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money investing in the fund. A portion of the Fund's expenses were reimbursed and/or waived. Absent such reimbursements and/or waivers the Fund would have had a net investment loss and therefore its performance would have been lower.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investments November 30, 2009

Showing Percentage of Net Assets

Municipal Securities - 97.2%
	Principal Amount	Value
Arizona - 0.1%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 E, 0.31%, LOC Landesbank Baden-Wuert, VRDN (a)	$ 1,200,000	$ 1,200,000
Connecticut - 79.9%
Brookfield Gen. Oblig. BAN 2% 9/13/10	7,305,000	7,385,757
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 0.2%, LOC HSBC Bank USA, NA, VRDN (a)	21,300,000	21,300,000
Series 1999, 0.63%, LOC HSBC Bank USA, NA, VRDN (a)	1,075,000	1,075,000
Connecticut Dev. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 1999, 1.15% tender 12/18/09, CP mode	17,800,000	17,800,000
Connecticut Dev. Auth. Wtr. Facilities Rev. (Connecticut Wtr. Co. Proj.):
Series 2004 A, 0.54%, LOC RBS Citizens NA, VRDN (a)(c)	4,710,000	4,710,000
Series 2004 B, 0.54%, LOC RBS Citizens NA, VRDN (a)	2,425,000	2,425,000
Connecticut Gen. Oblig.:
Bonds:
Series 2001 C:
5.25% 12/15/09	3,030,000	3,034,821
5.25% 12/15/09	5,650,000	5,659,130
Series 2003 D, 5% 8/1/10	5,000,000	5,148,508
Series 2007 A, 4% 5/1/10	1,750,000	1,775,461
Series 2008 B, 4% 4/15/10	1,100,000	1,113,659
Series 2009 B, 2% 3/1/10	12,750,000	12,795,023
Series 2009 C, 2% 3/1/10	28,300,000	28,399,932
5% 3/15/10	6,275,000	6,354,280
Participating VRDN Series Putters 3278, 0.3% (Liquidity Facility JPMorgan Chase & Co.) (a)(d)	8,655,000	8,655,000
BAN Series 2009 A, 2% 4/28/10	19,800,000	19,922,207
Series 2004 A, 0.3% (Liquidity Facility Landesbank Hessen-Thuringen), VRDN (a)	50,090,000	50,090,000
Series 2005 A1, 0.27% (Liquidity Facility Dexia Cr. Local de France), VRDN (a)	60,940,000	60,940,000
Series 2005 A2, 0.27% (Liquidity Facility Dexia Cr. Local de France), VRDN (a)	1,440,000	1,440,000
Series B, 0.21% (Liquidity Facility Bayerische Landesbank Girozentrale), VRDN (a)	44,960,000	44,960,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Participating VRDN:
Series BA 08 1080, 0.25% (Liquidity Facility Bank of America NA) (a)(d)	13,114,000	13,114,000
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
Participating VRDN:
Series BBT 08 17, 0.22% (Liquidity Facility Branch Banking & Trust Co.) (a)(d)	$ 10,255,000	$ 10,255,000
Series BBT 08 32, 0.22% (Liquidity Facility Branch Banking & Trust Co.) (a)(d)	9,699,000	9,699,000
Series EGL 02 6027 Class A, 0.25% (Liquidity Facility Citibank NA) (a)(d)	19,805,000	19,805,000
Series EGL 7 05 3031, 0.25% (Liquidity Facility Citibank NA) (a)(d)	37,500,000	37,500,000
Series Floaters 13 TP, 0.22% (Liquidity Facility Wells Fargo & Co.) (a)(d)	7,300,000	7,300,000
Series Putters 2861, 0.22% (Liquidity Facility JPMorgan Chase Bank) (a)(d)	1,600,000	1,600,000
Series ROC II R 10347, 0.25% (Liquidity Facility Citibank NA) (a)(d)	32,600,000	32,600,000
(Avon Old Farms Proj.):
Series A, 0.25%, LOC Bank of America NA, VRDN (a)	13,300,000	13,300,000
Series B, 0.25%, LOC Bank of America NA, VRDN (a)	4,940,000	4,940,000
(Charlotte Hungerford Hosp. Proj.) Series C, 0.26%, LOC Bank of America NA, VRDN (a)	2,540,000	2,540,000
(Edgehill Proj.) Series 2000 C, 0.21%, LOC KBC Bank NV, VRDN (a)	2,900,000	2,900,000
(Gaylord Hosp. Proj.) Series B, 0.25%, LOC Bank of America NA, VRDN (a)	7,080,000	7,080,000
(Greenwich Family YMCA Proj.) Series A, 0.32%, LOC JPMorgan Chase Bank, VRDN (a)	13,700,000	13,700,000
(Greenwich Hosp. Proj.) Series C, 0.2%, LOC Bank of America NA, VRDN (a)	5,505,000	5,505,000
(Griffin Hosp. Proj.) Series C, 0.21%, LOC Wachovia Bank NA, VRDN (a)	23,125,000	23,125,000
(Hamden Hall Country Day School Proj.) Series A, 0.8%, LOC RBS Citizens NA, VRDN (a)	11,535,000	11,535,000
(Hartford Hosp. Proj.) Series B, 0.25%, LOC Bank of America NA, VRDN (a)	22,380,000	22,380,000
(Health Care Cap. Asset Prog.):
Series A1, 0.25%, LOC Bank of America NA, VRDN (a)	18,715,000	18,715,000
Series B1, 0.25%, LOC Bank of America NA, VRDN (a)	10,000,000	10,000,000
(Hosp. of Central Connecticut Proj.) Series A, 0.35%, LOC Bank of America NA, VRDN (a)	25,145,000	25,145,000
(Masonicare Corp. Proj.):
Series C, 0.22%, LOC Wachovia Bank NA, VRDN (a)	55,420,000	55,420,000
Series D, 0.2%, LOC Wachovia Bank NA, VRDN (a)	34,395,000	34,395,000
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Pomfret School Issue Proj.) Series A, 0.25%, LOC Bank of America NA, VRDN (a)	$ 4,675,000	$ 4,675,000
(Ridgefield Academy Proj.) Series A, 0.26%, LOC Bank of America NA, VRDN (a)	6,600,000	6,600,000
(Sacred Heart Univ. Proj.) Series F, 0.27%, LOC Bank of America NA, VRDN (a)	20,205,000	20,205,000
(St. Francis Hosp. & Med. Ctr. Proj.) Series F, 0.25%, LOC JPMorgan Chase Bank, VRDN (a)	138,500,000	138,500,000
(The Taft School Proj.) Series H, 0.32%, LOC Wachovia Bank NA, VRDN (a)	4,250,000	4,250,000
(Trinity College Proj.) Series L, 0.25%, LOC JPMorgan Chase Bank, VRDN (a)	8,530,000	8,530,000
(United Methodist Home Proj.) Series 2001 A, 0.31%, LOC Wachovia Bank NA, VRDN (a)	1,000,000	1,000,000
(Univ. of Bridgeport Proj.) Series B, 0.25%, LOC Banco Santander SA, VRDN (a)	9,805,000	9,805,000
(Univ. of New Haven Proj.):
Series E, 0.21%, LOC Wachovia Bank NA, VRDN (a)	9,185,000	9,185,000
Series G, 0.23%, LOC Wachovia Bank NA, VRDN (a)	13,880,000	13,880,000
(Washington Montessori School Proj.) Series A, 0.31%, LOC Wachovia Bank NA, VRDN (a)	4,275,000	4,275,000
(Wesleyan Univ. Proj.) Series D, 0.27% (Liquidity Facility Bank of America NA), VRDN (a)	32,500,000	32,500,000
(Yale Univ. Proj.):
Series T2, 0.23%, VRDN (a)	13,950,000	13,950,000
Series U1, 0.23%, VRDN (a)	39,200,000	39,200,000
Series U2, 0.2%, VRDN (a)	15,300,000	15,300,000
Series X2, 0.2%, VRDN (a)	7,190,000	7,190,000
(Yale-New Haven Hosp. Proj.):
Series K1, 0.2%, LOC JPMorgan Chase Bank, VRDN (a)	17,600,000	17,600,000
Series L1, 0.2%, LOC Bank of America NA, VRDN (a)	7,100,000	7,100,000
Connecticut Health & Edl. Facilities Auth. Rev. Quinnipiac Univ. Participating VRDN Series Solar 07 27, 0.3% (Liquidity Facility U.S. Bank NA, Minnesota) (a)(d)	26,055,000	26,055,000
Connecticut Hsg. Fin. Auth.:
(Connecticut Gen. Hsg. Proj.) Series 2001 B4, 0.32% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(c)	5,370,000	5,370,000
(Hsg. Mtg. Fin. Prog.):
Series 1989 D, 0.3% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(c)	11,541,000	11,541,000
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Hsg. Fin. Auth.: - continued
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 0.3% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(c)	$ 6,345,000	$ 6,345,000
Series 2000 B3, 0.29% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(c)	8,300,000	8,300,000
Series 2001 D3, 0.29% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(c)	4,900,000	4,900,000
Series 2002 D1, 0.2% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)	165,000	165,000
Series 2002 F2, 0.32% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(c)	20,735,000	20,735,000
Series 2003 E4, 0.27% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(c)	400,000	400,000
Series 2008 E, 0.23% (Liquidity Facility Bank of America NA), VRDN (a)(c)	35,600,000	35,600,000
Series 2009 A2, 0.22% (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)	27,000,000	27,000,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds:
Series 2001 B, 5.375% 10/1/10	1,965,000	2,043,996
Series 2009 1, 3% 2/1/10	2,605,000	2,616,301
Connecticut State Revolving Fund Gen. Rev. Bonds Series 2009 A, 2% 6/1/10	2,795,000	2,816,502
Danbury Gen. Oblig. BAN Series 2009, 2% 7/29/10	19,400,000	19,598,008
Derby Gen. Oblig. BAN 1.5% 6/3/10	5,500,000	5,528,966
East Haddam Gen. Oblig. BAN 2% 5/11/10	3,325,000	3,339,584
Fairfield Gen. Oblig. BAN 1.5% 7/23/10	19,600,000	19,731,292
Greenwich Gen. Oblig. BAN Series 2009, 1% 1/28/10	52,000,000	52,046,371
Griswold Gen. Oblig. BAN 1% 2/1/10	8,000,000	8,006,017
Guilford Gen. Oblig. BAN 2% 8/25/10	11,400,000	11,521,083
Ledyard Gen. Oblig. BAN 2% 7/13/10	9,520,000	9,593,055
Lyme and Old Lyme Reg'l. School District #18 Gen. Oblig. BAN 2% 1/15/10	2,645,000	2,648,716
Manchester Gen. Oblig. Bonds Series 2009 A, 1.5% 7/2/10	14,743,000	14,832,906
Milford Gen. Oblig. BAN:
Series 2009 A, 1% 5/4/10	12,930,000	12,962,302
Series 2009 B, 1.75% 11/4/10	1,970,000	1,991,220
Naugatuck Gen. Oblig. BAN 1.5% 2/4/10	6,200,000	6,210,899
New Haven Gen. Oblig. Series A, 0.3% 12/10/09, LOC Landesbank Hessen-Thuringen, CP	8,562,000	8,562,000
North Branford Gen. Oblig. BAN Series 2009, 1.5% 11/9/10	10,420,000	10,522,312
Norwich Gen. Oblig. BAN 2.5% 12/16/09	8,045,000	8,049,910
Shelton Gen. Oblig. BAN Series 2009, 1.5% 8/3/10	10,750,000	10,821,777
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Stamford Hsg. Auth. Multi-family Rev. (Fairfield Apts. Proj.) Series 1998, 0.3%, LOC Bank of America NA, VRDN (a)(c)	$ 23,700,000	$ 23,700,000
Stratford Gen. Oblig. BAN 2.25% 12/17/09	5,700,000	5,702,641
Watertown Gen. Oblig. BAN 1.25% 2/3/10	5,000,000	5,006,058
Wilton Gen. Oblig. BAN 1% 2/9/10	9,250,000	9,259,287
		1,444,803,981
Georgia - 0.4%
Gainesville & Hall County Hosp. Auth. Rev. (Northeast Georgia Health Sys., Inc. Proj.) Series 2008 G, 0.35%, LOC Bayerische Landesbank, VRDN (a)	7,160,000	7,160,000
Michigan - 0.1%
Michigan Hosp. Fin. Auth. Rev. (Henry Ford Health Sys. Proj.) Series 2006 C, 0.58%, LOC RBS Citizens NA, VRDN (a)	2,200,000	2,200,000
Nevada - 0.2%
Clark County Arpt. Rev.:
Series 2008 C1, 0.35%, LOC Bayerische Landesbank, VRDN (a)(c)	1,800,000	1,800,000
Series 2008 D2, 0.35%, LOC Landesbank Baden-Wuert, VRDN (a)	2,100,000	2,100,000
		3,900,000
New Jersey - 0.1%
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. (Single Family Hsg. Proj.) Series 2005 Q, 0.38% (Liquidity Facility Dexia Cr. Local de France), VRDN (a)(c)	1,000,000	1,000,000
Ohio - 0.4%
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2008 B, 0.58%, LOC RBS Citizens NA, VRDN (a)	7,200,000	7,200,000
Pennsylvania - 0.1%
Delaware County Indl. Dev. Auth. Rev. (Academy of Notre Dame de Namur Proj.) Series 2007, 0.44%, LOC Citizens Bank of Pennsylvania, VRDN (a)	2,110,000	2,110,000
Puerto Rico - 2.5%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Series 1998 A, 0.3%, LOC Bank of Nova Scotia, New York Agcy., VRDN (a)	17,100,000	17,100,000
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2007 A6, 0.17%, LOC UBS AG, VRDN (a)	20,000,000	20,000,000
Series 2007 A9, 0.18%, LOC Wachovia Bank NA, VRDN (a)	8,000,000	8,000,000
		45,100,000
Municipal Securities - continued
	Principal Amount	Value
Tennessee - 0.3%
Knox County Health Edl. & Hsg. Facilities Board Hosp. Facilities Rev. (Catholic Healthcare Partners Proj.) Series 2008 B, 0.32%, LOC Landesbank Baden-Wuert, VRDN (a)	$ 6,000,000	$ 6,000,000
	Shares
Other - 13.1%
Fidelity Municipal Cash Central Fund, 0.27% (b)(e)	237,057,000	237,057,000
TOTAL INVESTMENT PORTFOLIO - 97.2% (Cost $1,757,730,981)		1,757,730,981
NET OTHER ASSETS - 2.8%		50,039,326
NET ASSETS - 100%		$ 1,807,770,307
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Provides evidence of ownership in one or more underlying municipal bonds.
(e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 1,029,282
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,520,673,981)	$ 1,520,673,981
Fidelity Central Funds (cost $237,057,000)	237,057,000
Total Investments (cost $1,757,730,981)		$ 1,757,730,981
Cash		25,742,713
Receivable for investments sold		18,450,767
Receivable for fund shares sold		21,417,789
Interest receivable		2,786,521
Distributions receivable from Fidelity Central Funds		49,761
Prepaid expenses		7,726
Receivable from investment adviser for expense reductions		20,751
Other receivables		2,323
Total assets		1,826,209,332

Liabilities
Payable for fund shares redeemed	17,178,818
Distributions payable	131
Accrued management fee	449,797
Other affiliated payables	759,752
Other payables and accrued expenses	50,527
Total liabilities		18,439,025

Net Assets		$ 1,807,770,307
Net Assets consist of:
Paid in capital		$ 1,807,900,781
Distributions in excess of net investment income		(133,476)
Accumulated undistributed net realized gain (loss) on investments		3,002
Net Assets, for 1,807,117,008 shares outstanding		$ 1,807,770,307
Net Asset Value, offering price and redemption price per share ($1,807,770,307 ÷ 1,807,117,008 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009

Investment Income
Interest		$ 10,911,895
Income from Fidelity Central Funds		1,029,282
Total income		11,941,177

Expenses
Management fee	$ 7,272,970
Transfer agent fees	2,081,333
Accounting fees and expenses	192,619
Custodian fees and expenses	36,987
Independent trustees' compensation	7,230
Registration fees	27,551
Audit	42,624
Legal	19,801
Money Market Guarantee Program Fee	681,890
Miscellaneous	28,934
Total expenses before reductions	10,391,939
Expense reductions	(873,648)	9,518,291
Net investment income		2,422,886
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,002
Net increase in net assets resulting from operations		$ 2,425,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 2,422,886	$ 41,118,342
Net realized gain (loss)	3,002	329,974
Net increase in net assets resulting from operations	2,425,888	41,448,316
Distributions to shareholders from net investment income	(2,422,242)	(41,119,035)
Distributions to shareholders from net realized gain	-	(590,921)
Total distributions	(2,422,242)	(41,709,956)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	4,325,047,849	5,959,927,557
Reinvestment of distributions	2,385,150	41,177,681
Cost of shares redeemed	(4,636,249,023)	(5,834,695,528)
Net increase (decrease) in net assets and shares resulting from share transactions	(308,816,024)	166,409,710
Total increase (decrease) in net assets	(308,812,378)	166,148,070

Net Assets
Beginning of period	2,116,582,685	1,950,434,615
End of period (including distributions in excess of net investment income of $133,476 and undistributed net investment income of $29,812, respectively)	$ 1,807,770,307	$ 2,116,582,685

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.001	.019	.032	.029	.019
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	.001	.019	.032	.029	.019
Distributions from net investment income	(.001)	(.019)	(.032)	(.029)	(.019)
Distributions from net realized gain	-	- D	-	-	- D
Total distributions	(.001)	(.019)	(.032)	(.029)	(.019)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.12%	1.97%	3.24%	2.97%	1.89%
Ratios to Average Net Assets B, C
Expenses before reductions	.53%	.50%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.49%	.49%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.42%	.39%	.37%	.39%
Net investment income	.12%	1.90%	3.19%	2.94%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,807,770	$ 2,116,583	$ 1,950,435	$ 1,510,217	$ 1,237,430

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Connecticut Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity Connecticut Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of Connecticut.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Income Fund uses independent pricing services approved by the Board of Trustees to value their investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. For the Income Fund, changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for each Fund's investments is included at the end of each Fund's Schedule of Investments. Valuation techniques of each Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

For the Income Fund, debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For municipal securities, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Fund are valued at amortized cost which approximates market value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

The Money Market Fund participated in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through September 18, 2009. The Money Market Fund paid the U.S. Treasury Department fees equal to 0.04% based on the number of shares outstanding as of September 19, 2008 to participate in the Program through September 18, 2009. The expense was borne by the Money Market Fund without regard to any expense limitation in effect for the Money Market Fund.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. There were no significant book-to-tax differences during the period for the Money Market Fund.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Connecticut Municipal Income Fund	$ 551,086,959	$ 18,980,385	$ (5,100,799)	$ 13,879,586
Fidelity Connecticut Municipal Money Market Fund	1,757,730,981	-	-	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Connecticut Municipal Income Fund	$ 2,483	$ -	$ 2,488,214	$ 13,879,586
Fidelity Connecticut Municipal Money Market Fund	-	-	3,002	-

The tax character of distributions paid was as follows:

November 30, 2009
	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$ 18,969,924	$ -	$ 2,443,928	$ 21,413,852
Fidelity Connecticut Municipal Money Market Fund	2,422,242	-	-	2,422,242

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

November 30, 2008
	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$ 18,195,685	$ -	$ 1,165,875	$ 19,361,560
Fidelity Connecticut Municipal Money Market Fund	41,119,035	-	590,921	41,709,956

Short-Term Trading (Redemption) Fees. Shares held in the Income Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $146,003,538 and $77,376,595, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Connecticut Municipal Income Fund	.25%	.12%	.37%
Fidelity Connecticut Municipal Money Market Fund	.25%	.12%	.37%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs the activities associated with the Funds' transfer, dividend disbursing and shareholder servicing agent functions. The Funds pay account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Funds' transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Connecticut Municipal Income Fund	.07%
Fidelity Connecticut Municipal Money Market Fund	.11%

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Connecticut Municipal Income Fund	$ 2,627

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse Funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees and the fee for participating in the U.S. Treasury Department's Temporary Guarantee Program, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Fidelity Connecticut Municipal Money Market Fund	.48%	$ 261,393

FMR or its affiliates voluntarily agreed to waive certain fees during the period for the Money Market fund. The amount of the waiver is $562,999.

In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction
Fidelity Connecticut Municipal Income Fund	$ 6,954	$ 6,818	$ -
Fidelity Connecticut Municipal Money Market Fund	15,110	34,112	34

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The supply of municipal money market securities has fluctuated significantly due to market volatility. As a result, the Money Market Fund's cash position may be significant during the period.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Connecticut Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2009, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 188 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (47)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal and Workplace Investing (2005-present). Ms. Johnson is a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Previously, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009), and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (2004-2009).

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Christopher P. Sullivan (55)

Year of Election or Appointment: 2009

Vice President of Fidelity's Bond Funds. Mr. Sullivan also serves as President of Fidelity's Bond Group (2009-present). Previously, Mr. Sullivan served as Managing Director, Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009).

Charles S. Morrison (48)

Year of Election or Appointment: 2005

Vice President of Fidelity's Money Market Funds. Mr. Morrison also serves as President, Money Market Group Leader of FMR (2009-present), and as Executive Vice President of Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Morrison served as Senior Vice President, Money Market Group of FMR (2004-2009), Vice President of Fidelity's Bond Funds and certain Balanced, and Asset Allocation Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Kenneth B. Robins (40)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity Connecticut Municipal Income Fund	1/11/10	1/8/10	$.002
Fidelity Connecticut Municipal Money Market Fund	1/11/10	1/8/10	$-

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 30, 2009, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Connecticut Municipal Income Fund	$2,911,564
Fidelity Connecticut Municipal Money Market Fund	$3,002

During fiscal year ended 2009, 100% of each fund's income dividends were free from federal income tax, and 8.85% and 8.82% of Fidelity Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Connecticut Municipal Income Fund / Fidelity Connecticut Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established three standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its September 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to the recent financial crisis, Fidelity took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board specifically noted Fidelity's response to the 2008 credit market crisis. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integral part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (bond fund only, as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Connecticut Municipal Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance during 2009.

Fidelity Connecticut Municipal Money Market Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also reviewed the fund's performance during 2009.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented recent market events, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 32% would mean that 68% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Fidelity Connecticut Municipal Income Fund

Fidelity Connecticut Municipal Money Market Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2008. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and management fees to maintain a minimum yield for Fidelity Connecticut Municipal Money Market Fund.

In its review, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability, and the extent to which current market conditions have affected retention and recruitment; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (viii) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

CTR-UANN-0110
1.786713.106

Fidelity®
New Jersey AMT
Tax-Free Money Market Fund -

New Jersey AMT Tax-Free
Money Market

Institutional Class

Service Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes/Performance	<Click Here>	A summary of major shifts in the fund's investments over the past year.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Abigail_P_Johnson)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Abigail P. Johnson

Abigail P. Johnson

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
New Jersey AMT Tax-Free Money Market	.33%
Actual		$ 1,000.00	$ 1,000.30	$ 1.65
HypotheticalA		$ 1,000.00	$ 1,023.41	$ 1.67
Institutional Class	.23%
Actual		$ 1,000.00	$ 1,000.80	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.92	$ 1.17
Service Class	.38%
Actual		$ 1,000.00	$ 1,000.10	$ 1.91**
HypotheticalA		$ 1,000.00	$ 1,023.16	$ 1.93**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** If certain fees were not voluntarily waived by FMR or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Service Class	.48%
Actual		$ 2.41
HypotheticalA		$ 2.43

Annual Report

Investment Changes/Performance (Unaudited)

Maturity Diversification
Days	% of fund's investments 11/30/09	% of fund's investments 5/31/09	% of fund's investments 11/30/08
0 - 30	82.9	85.5	69.2
31 - 90	1.9	4.9	5.7
91 - 180	5.0	2.9	11.6
181 - 397	10.2	6.7	13.5
Weighted Average Maturity
	11/30/09	5/31/09	11/30/08
Fidelity New Jersey AMT Tax-Free Money Market Fund	37 Days	33 Days	57 Days
New Jersey Tax-Free Money Market Funds Average*	35 Days	37 Days	42 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2009	As of May 31, 2009
Variable Rate Demand Notes (VRDNs) 73.4%	Variable Rate Demand Notes (VRDNs) 69.1%
Commercial Paper (including CP Mode) 0.1%	Commercial Paper (including CP Mode) 0.5%
Municipal Notes 15.6%	Municipal Notes 18.9%
Fidelity Tax-Free Cash Central Fund 7.9%	Fidelity Tax-Free Cash Central Fund 9.7%
Other Investments 2.8%	Other Investments 1.4%
Net Other Assets 0.2%	Net Other Assets 0.4%

*Source: iMoneyNet, Inc.

Annual Report

Current and Historical Seven-Day Yields

	11/30/09	8/31/09	6/1/09	3/2/09	12/01/08
New Jersey AMT Tax-Free Money Market	0.01%	0.04%	0.16%	0.49%	0.86%

Current and Historical Seven-Day Yields

	11/30/09	8/31/09	6/1/09	3/2/09	12/01/08
Institutional Class	0.13%	0.14%	0.26%	0.61%	0.96%

Current and Historical Seven-Day Yields

	11/30/09	8/31/09	6/1/09	3/2/09	12/01/08
Service Class	0.01%	0.01%	0.02%	0.36%	0.72%

Yield refers to the income paid by each class over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund. A portion of the Class' expenses were reimbursed and/or waived. Absent such reimbursements and/or waivers the Class' would have had a net investment loss and therefore its performance would have been lower.

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Municipal Securities - 99.8%
	Principal Amount	Value
Arizona - 0.1%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 E, 0.31%, LOC Landesbank Baden-Wuert, VRDN (a)	$ 1,200,000	$ 1,200,000
California - 0.1%
East Bay Muni. Util. District Wtr. Sys. Rev.:
Series 2008 B2, 0.3% (Liquidity Facility Landesbank Baden-Wuert), VRDN (a)	350,000	350,000
Series 2008 B3, 0.28% (Liquidity Facility Landesbank Baden-Wuert), VRDN (a)	900,000	900,000
		1,250,000
Delaware/New Jersey - 0.3%
Delaware River & Bay Auth. Rev. Series 2008, 0.2%, LOC TD Banknorth, NA, VRDN (a)	3,700,000	3,700,000
Florida - 2.6%
Broward County Fin. Auth. Multi-family Hsg. Rev. (Reflections Apts. Proj.) Series 1999, 0.26%, LOC Freddie Mac, VRDN (a)	1,065,000	1,065,000
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. (Victoria Park Apts. Proj.) Series 2002 J, 0.26%, LOC Fannie Mae, VRDN (a)	1,100,000	1,100,000
Sarasota County Continuing Care Retirement Cmnty. Rev. (Glenridge Palmer Proj.) Series 2006, 0.31%, LOC Bank of Scotland PLC, VRDN (a)	25,165,000	25,165,000
		27,330,000
Maryland - 0.1%
Chestertown Econ. Dev. Rev. (Washington College Proj.) Series 2008 A, 1.1%, LOC RBS Citizens NA, VRDN (a)	900,000	900,000
Michigan - 0.1%
Michigan Hosp. Fin. Auth. Rev. (Henry Ford Health Sys. Proj.) Series 2006 C, 0.58%, LOC RBS Citizens NA, VRDN (a)	1,300,000	1,300,000
Nevada - 0.1%
Clark County Arpt. Rev. Series 2008 D2, 0.35%, LOC Landesbank Baden-Wuert, VRDN (a)	1,300,000	1,300,000
New Jersey - 74.0%
Bergen County Impt. Auth. Lease Rev. BAN 1.5% 4/29/10	5,000,000	5,020,309
Bergen County Impt. Auth. Rev.:
Bonds Series 2009 A, 2% 2/15/10	780,000	782,245
BAN Series 2009 A, 1.25% 5/11/10	22,608,059	22,689,433
Burlington County Bridge Commission Rev. BAN (Solid Waste Proj.) Series 2009, 2% 10/13/10	6,300,000	6,381,382
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
Camden Gen. Oblig. BAN:
Series 2009 B, 2% 8/25/10	$ 5,100,000	$ 5,127,982
Series A, 2% 10/15/10	2,771,425	2,784,790
Carteret Gen. Oblig. BAN 2% 2/12/10	4,300,000	4,304,231
Chatham Township Gen. Oblig. BAN 1.5% 7/23/10	3,711,250	3,729,191
Clark Township Gen. Oblig. BAN 2% 3/26/10	8,760,000	8,793,120
Cranbury Township Gen. Oblig. BAN 4% 12/4/09	2,000,000	2,000,262
Garden State Preservation Trust Open Space & Farmland Preservation Participating VRDN Series Putters 2865, 0.3% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	4,190,000	4,190,000
Hopewell Township Gen. Oblig. BAN 1.5% 6/10/10	8,900,000	8,948,668
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled Govt. Ln. Prog.) Series 1986, 0.25%, LOC Bank of New York, New York, VRDN (a)	28,355,000	28,355,000
Mahwah Township Gen. Oblig. BAN 1.5% 6/11/10	5,475,000	5,505,096
Mendham Township Gen. Oblig. BAN 1.5% 5/28/10	1,583,000	1,586,899
Mercer County Gen. Oblig. BAN Series A, 2.25% 1/14/10	3,400,000	3,405,606
New Jersey Bldg. Auth. State Bldg. Rev.:
Bonds Series 2004 B, 5% 12/15/10	5,405,000	5,640,524
Series 2003 A1, 0.2%, LOC Bank of New York, New York, VRDN (a)	35,085,000	35,085,000
Series 2003 A2, 0.2%, LOC Bank of New York, New York, VRDN (a)	34,550,000	34,550,000
Series 2003 A3, 0.2%, LOC Bank of Nova Scotia, New York Agcy., VRDN (a)	1,200,000	1,200,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(Catholic Cmnty. Svcs.) Series 1995, 0.29%, LOC Wachovia Bank NA, VRDN (a)	3,305,000	3,305,000
(Duke Farms Foundation Proj.) Series 2009 A, 0.19%, LOC Northern Trust Co., Chicago, VRDN (a)	5,100,000	5,100,000
(Stolt Haven Perth Amboy Proj.) Series 1998 A, 0.2%, LOC Citibank NA, VRDN (a)	5,395,000	5,395,000
New Jersey Econ. Dev. Auth. Gas Facilities Rev. (NUI Corp. Proj.) Series 1996 A, 0.27%, LOC Bank of America NA, VRDN (a)	3,900,000	3,900,000
New Jersey Econ. Dev. Auth. Rev. (Bayshore Health Ctr. Proj.) Series 1998 A, 0.23%, LOC JPMorgan Chase Bank, VRDN (a)	3,630,000	3,630,000
New Jersey Econ. Dev. Auth. School Facilities Construction Rev.:
Bonds Series 2002 C, 5% 6/15/10	9,110,000	9,326,178
(Arbor Glen of Bridgewater Proj.) Series 2004, 0.21%, LOC Banco Santander SA, VRDN (a)	17,770,000	17,770,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Econ. Dev. Auth. School Facilities Construction Rev.: - continued
(Cooper Health Sys. Proj.) Series 2008 A, 0.19%, LOC TD Banknorth, NA, VRDN (a)	$ 20,200,000	$ 20,200,000
Series 2008 V3, 0.2%, LOC Bank of Nova Scotia, New York Agcy., VRDN (a)	73,210,000	73,210,000
Series 2008 V4, 0.27%, LOC Bank of America NA, VRDN (a)	87,435,000	87,435,000
Series 2008 V5, 0.3%, LOC Wachovia Bank NA, VRDN (a)	25,700,000	25,700,000
New Jersey Econ. Dev. Auth. School Rev.:
(Blair Academy Proj.) Series 2007, 0.19%, LOC Wachovia Bank NA, VRDN (a)	445,000	445,000
Series 2006 R1, 0.18%, LOC Bank of Nova Scotia, New York Agcy., LOC Lloyds TSB Bank PLC, VRDN (a)	29,130,000	29,130,000
Series 2006 R2, 0.17%, LOC Bank of Nova Scotia, New York Agcy., LOC Lloyds TSB Bank PLC, VRDN (a)	3,750,000	3,750,000
Series 2006 R3, 0.17%, LOC Bank of Nova Scotia, New York Agcy., LOC Lloyds TSB Bank PLC, VRDN (a)	4,500,000	4,500,000
New Jersey Gen. Oblig. TRAN Series 2010 B, 2.5% 6/24/10	12,000,000	12,131,914
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.):
Series 2008 B, 0.24%, LOC Bank of America NA, VRDN (a)	18,355,000	18,355,000
Series 2008 C, 0.25%, LOC JPMorgan Chase Bank, VRDN (a)	2,000,000	2,000,000
(AtlantiCare Reg'l. Med. Ctr. Proj.) Series 2005 A1, 0.21%, LOC Wachovia Bank NA, VRDN (a)	5,105,000	5,105,000
(Childrens Specialized Hosp. Proj.) Series 2005 B, 0.19%, LOC Wachovia Bank NA, VRDN (a)	1,300,000	1,300,000
(Meridian Health Sys. Proj.):
Series 2003 A, 0.24%, LOC JPMorgan Chase Bank, VRDN (a)	5,000,000	5,000,000
Series 2003 B, 0.24%, LOC Bank of America NA, VRDN (a)	2,200,000	2,200,000
Series 2006 A5, 0.19%, LOC Wachovia Bank NA, VRDN (a)	5,000,000	5,000,000
(Saint Barnabas Med. Ctr. Proj.) Series 2001 A, 0.21%, LOC JPMorgan Chase Bank, VRDN (a)	12,000,000	12,000,000
(Saint Peter's Univ. Hosp. Proj.) Series 2000 B, 0.24%, LOC Bank of America NA, VRDN (a)	10,285,000	10,285,000
(Southern Ocean County Hosp. Proj.) Series 2006, 0.19%, LOC Wachovia Bank NA, VRDN (a)	8,100,000	8,100,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Health Care Facilities Fing. Auth. Rev.: - continued
(St. Francis Med. Ctr. Proj.) Series 2003 A5, 0.19%, LOC Wachovia Bank NA, VRDN (a)	$ 1,315,000	$ 1,315,000
(Underwood-Memorial Hosp. Proj.) Series 2008, 0.24%, LOC UBS AG, VRDN (a)	19,750,000	19,750,000
(Virtua Health Proj.):
Series 2004, 0.19%, LOC Wachovia Bank NA, VRDN (a)	14,900,000	14,900,000
Series 2009 B, 0.15%, LOC JPMorgan Chase Bank, VRDN (a)	7,075,000	7,075,000
Series 2009 C, 0.19%, LOC JPMorgan Chase Bank, VRDN (a)	2,400,000	2,400,000
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2008 BB:
0.21% (Liquidity Facility TD Banknorth, NA), VRDN (a)	31,085,000	31,085,000
0.25% (Liquidity Facility TD Banknorth, NA), VRDN (a)	3,000,000	3,000,000
New Jersey Hwy. Auth. Garden State Parkway Gen. Rev. Bonds (Sr. Parkway Proj.) 6.2% 1/1/10 (Escrowed to Maturity) (d)	1,035,000	1,040,026
New Jersey Tobacco Settlement Fing. Corp. Participating VRDN Series Clipper 07 9, 0.27% (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(e)	10,860,000	10,860,000
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 A, 0.27%, LOC JPMorgan Chase Bank, VRDN (a)	12,500,000	12,500,000
Series 2009 B, 0.2%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	9,400,000	9,400,000
Series 2009 D, 0.2%, LOC Bank of Nova Scotia, New York Agcy., VRDN (a)	1,440,000	1,440,000
New Jersey Trans. Trust Fund Auth. Bonds Series 2001 C, 5.25% 12/15/09	11,000,000	11,016,574
Princeton Borough Gen. Oblig. BAN 1.5% 3/19/10	7,188,160	7,207,600
Robbinsville Township Gen. Oblig. BAN 2.25% 1/14/10	8,379,000	8,393,119
Rutgers State Univ. Rev.:
Participating VRDN Series Putters 3445, 0.3% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	2,500,000	2,500,000
Series A, 0.38% 12/8/09, CP	800,000	800,000
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2009 A4, 0.19%, LOC Wachovia Bank NA, VRDN (a)	17,300,000	17,300,000
Summit Gen. Oblig. BAN 2% 5/14/10	4,200,000	4,224,344
Tewksbury Township Gen. Oblig. BAN 2% 6/24/10	10,549,181	10,629,225
Union County Gen. Oblig. BAN:
1.75% 7/1/10	18,100,000	18,238,778
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
Union County Gen. Oblig. BAN: - continued
2% 7/1/10	$ 19,000,000	$ 19,174,694
Watchung Gen. Oblig. BAN 2% 3/2/10	3,895,000	3,907,041
		782,509,231
New Jersey/Pennsylvania - 4.9%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2007 B2, 0.27%, LOC Dexia Cr. Local de France, VRDN (a)	2,600,000	2,600,000
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
Bonds Series 1999, 5.5% 1/1/10 (FSA Insured)	2,000,000	2,007,954
Series 2008 A, 0.25%, LOC Bank of America NA, VRDN (a)	19,700,000	19,700,000
Series 2008 B, 0.19%, LOC TD Banknorth, NA, VRDN (a)	27,700,000	27,700,000
		52,007,954
New York & New Jersey - 7.6%
Port Auth. of New York & New Jersey:
Participating VRDN:
Series BA 07 1043, 0.25% (Liquidity Facility Bank of America NA) (a)(e)	19,500,000	19,500,000
Series Putters 1546, 0.3% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	6,345,000	6,345,000
Series Putters 3094, 0.3% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	18,335,000	18,335,000
Series Putters 3427, 0.3% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	4,995,000	4,995,000
Series ROC II R 11793, 0.25% (Liquidity Facility Citibank NA) (a)(e)	3,125,000	3,125,000
Series 1992 2, 0.32%, VRDN (a)(f)	6,900,000	6,900,000
Series 1997 1, 0.32%, VRDN (a)(f)	8,900,000	8,900,000
Series 1997 2, 0.32%, VRDN (a)(f)	10,400,000	10,400,000
Series 2004 1, 0.33%, VRDN (a)	2,000,000	2,000,000
		80,500,000
Pennsylvania - 0.4%
Allegheny County Hosp. Dev. Auth. Rev. (Children's Institute Pittsburgh Proj.) Series 2005 A, 0.85%, LOC Citizens Bank of Pennsylvania, VRDN (a)	4,600,000	4,600,000
Municipal Securities - continued
	Principal Amount	Value
Puerto Rico - 0.2%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2007 A7, 0.23%, LOC UBS AG, VRDN (a)	$ 1,600,000	$ 1,600,000
South Carolina - 0.2%
Charleston Wtrwks. & Swr. Rev. Series 2006 B, 0.26% (Liquidity Facility Wachovia Bank NA), VRDN (a)	2,100,000	2,100,000
Texas - 1.2%
Harris County Cultural Ed. Facilities Fin. Corp. Spl. Facilities Rev. (Texas Med. Ctr. Proj.) Series 2008 B2, 0.42%, LOC Compass Bank, VRDN (a)	1,300,000	1,300,000
Harris County Gen. Oblig. Participating VRDN Series ROC II R 718 PB, 0.31% (Liquidity Facility Deutsche Postbank AG) (a)(e)	485,000	485,000
Texas Southmost College District Participating VRDN Series Solar 06 61, 0.25% (Liquidity Facility U.S. Bank NA, Minnesota) (a)(e)	10,700,000	10,700,000
		12,485,000
	Shares
Other - 7.9%
Fidelity Tax-Free Cash Central Fund, 0.23% (b)(c)	83,141,000	83,141,000
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,055,923,185)		1,055,923,185
NET OTHER ASSETS - 0.2%		1,674,216
NET ASSETS - 100%		$ 1,057,597,401
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,200,000 or 2.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Port Auth. of New York & New Jersey Series 1992 2, 0.32%, VRDN	2/14/92	$ 6,900,000
Port Auth. of New York & New Jersey Series 1997 1, 0.32%, VRDN	8/9/02	$ 8,900,000
Port Auth. of New York & New Jersey Series 1997 2, 0.32%, VRDN	9/15/97	$ 10,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$ 321,749
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $51,740 all of which will expire on November 30, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $972,782,185)	$ 972,782,185
Fidelity Central Funds (cost $83,141,000)	83,141,000
Total Investments (cost $1,055,923,185)		$ 1,055,923,185
Cash		109,664
Receivable for fund shares sold		199,469
Interest receivable		2,370,387
Distributions receivable from Fidelity Central Funds		14,574
Receivable from investment adviser for expense reductions		27,790
Other receivables		393
Total assets		1,058,645,462

Liabilities
Payable for fund shares redeemed	800,737
Distributions payable	6,107
Accrued management fee	178,319
Transfer agent fee payable	62,722
Other affiliated payables	176
Total liabilities		1,048,061

Net Assets		$ 1,057,597,401
Net Assets consist of:
Paid in capital		$ 1,057,546,890
Accumulated undistributed net realized gain (loss) on investments		50,511
Net Assets		$ 1,057,597,401

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2009

New Jersey AMT Tax-Free Money Market: Net Asset Value, offering price and redemption price per share ($433,202,449 ÷ 432,796,074 shares)	$ 1.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($624,266,152 ÷ 623,903,365 shares)	$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($128,800 ÷ 128,660 shares)	$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009

Investment Income
Interest		$ 7,574,623
Income from Fidelity Central Funds		321,749
Total income		7,896,372

Expenses
Management fee	$ 2,517,530
Transfer agent fees	901,930
Distribution fees	441
Independent trustees' compensation	4,737
Money Market Guarantee Program Fee	543,007
Total expenses before reductions	3,967,645
Expense reductions	(380,195)	3,587,450
Net investment income		4,308,922
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		20,819
Net increase in net assets resulting from operations		$ 4,329,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 4,308,922	$ 37,123,161
Net realized gain (loss)	20,819	323,981
Net increase in net assets resulting from operations	4,329,741	37,447,142
Distributions to shareholders from net investment income	(4,304,815)	(37,126,793)
Distributions to shareholders from net realized gain	(157,560)	(195,725)
Total distributions	(4,462,375)	(37,322,518)
Share transactions - net increase (decrease)	(429,592,793)	(293,924,302)
Total increase (decrease) in net assets	(429,725,427)	(293,799,678)

Net Assets
Beginning of period	1,487,322,828	1,781,122,506
End of period	$ 1,057,597,401	$ 1,487,322,828

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - New Jersey AMT Tax-Free Money Market

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.003	.021	.034	.031	.020
Net realized and unrealized gain (loss)D	-	-	-	-	-
Total from investment operations	.003	.021	.034	.031	.020
Distributions from net investment income	(.003)	(.021)	(.034)	(.031)	(.020)
Distributions from net realized gain	-D	-D	-D	-	-D
Total distributions	(.003)	(.021)	(.034)	(.031)	(.020)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA	.27%	2.10%	3.42%	3.09%	2.01%
Ratios to Average Net AssetsB,C
Expenses before reductions	.34%	.31%	.36%	.43%	.43%
Expenses net of fee waivers, if any	.34%	.31%	.32%	.35%	.35%
Expenses net of all reductions	.34%	.24%	.25%	.26%	.28%
Net investment income	.28%	2.08%	3.35%	3.07%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 433,202	$ 644,791	$ 729,159	$ 1,082,525	$ 789,947

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007E

Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.004	.022	.022
Net realized and unrealized gain (loss)	-G	-G	-
Total from investment operations	.004	.022	.022
Distributions from net investment income	(.004)	(.022)	(.022)
Distributions from net realized gain (loss)	-G	-G	-
Total distributions	(.004)	(.022)	(.022)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total ReturnB,C	.37%	2.20%	2.19%
Ratios to Average Net AssetsD,F
Expenses before reductions	.29%	.26%	.25%A
Expenses net of fee waivers, if any	.24%	.21%	.20%A
Expenses net of all reductions	.24%	.14%	.14%A
Net investment income	.38%	2.18%	3.48%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 624,266	$ 842,271	$ 1,050,691

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E For the period April 18, 2007 (commencement of sale of shares) to November 30, 2007.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended November 30,

2009

2008

2007E

Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.002	.019	.020
Net realized and unrealized gain (loss)	-G	-G	-
Total from investment operations	.002	.019	.020
Distributions from net investment income	(.002)	(.019)	(.020)
Distributions from net realized gain (loss)	-G	-G	-
Total distributions	(.002)	(.019)	(.020)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total ReturnB,C	.17%	1.95%	2.03%
Ratios to Average Net AssetsD,F
Expenses before reductions	.55%	.51%	.50%A
Expenses net of fee waivers, if any	.46%	.46%	.45%A
Expenses net of all reductions	.46%	.39%	.39%A
Net investment income	.17%	1.93%	3.26%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 129	$ 261	$ 1,272

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E For the period April 18, 2007 (commencement of sale of shares) to November 30, 2007.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity New Jersey AMT Tax-Free Money Market Fund (the Fund) is a fund of Fidelity Court Street Trust II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund offers New Jersey AMT Tax-Free Money Market, Institutional Class and Service Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 15, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates value. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

The Fund participated in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through September 18, 2009. The Fund paid the U.S. Treasury Department fees equal to 0.04% based on the number of shares outstanding as of September 19, 2008 to participate in the Program through September 18, 2009. The expense was borne by the Fund without regard to any expense limitation in effect for the Fund.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ -
Gross unrealized depreciation	-
Net unrealized appreciation (depreciation)	$ -

Tax Cost	$ 1,055,923,185

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 102,495
Capital loss carryforward	$ (51,740)
Net unrealized appreciation (depreciation)	$ -

Annual Report

3. Significant Accounting Policies -continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Tax-exempt Income	$ 4,304,815	$ 37,126,793
Long-term Capital Gains	157,560	195,725
Total	$ 4,462,375	$ 37,322,518

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain exceptions such as interest expense.

In addition, under the expense contract, FMR pays class level expenses for New Jersey AMT Tax-Free Money Market so that the total expenses do not exceed .35%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service Fee based on an annual percentage of Service Class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate and the total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees*	Retained by FDC
Service Class	.25%	$ 378	$ 378

* During the period, FMR or its affiliates waived a portion of these fees.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for the Fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs the activities associated with the Fund's transfer, dividend disbursing and shareholder servicing agent functions. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
New Jersey AMT Tax-Free Money Market	$ 542,622.10
Institutional Class	359,221.05
Service Class	87.05
	$ 901,930

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

6. Expense Reductions.

FMR contractually agreed to reimburse Institutional Class and Service Class to the extent annual operating expenses, expressed as a percentage of each class' average net assets, exceed .20% and .45%, respectively. Some expenses, for example interest expense, and the fee for participating in the U.S. Treasury Department's Temporary Guarantee Program, are excluded from this reimbursement. During the period, this reimbursement reduced Institutional Class and Service Class expenses by $359,179 and $94, respectively.

FMR or its affiliates voluntarily agreed to waive certain fees during the period. The amount of the waiver for each class is as follows:

New Jersey AMT Tax-Free Money Market	$ 55
Service Class	63

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $20,804.

Annual Report

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
New Jersey AMT Tax-Free Money Market	$ 1,558,714	$ 15,076,205
Institutional Class	2,745,711	22,036,012
Service Class	390	14,576
Total	$ 4,304,815	$ 37,126,793
From net realized gain
New Jersey AMT Tax-Free Money Market	$ 68,037	$ 80,365
Institutional Class	89,494	115,158
Service Class	29	202
Total	$ 157,560	$ 195,725

8. Share Transactions.

Transactions for each class of shares at a $1.00 per share were as follows:

Years ended November 30,	2009	2008
New Jersey AMT Tax-Free Money Market
Shares sold	247,513,106	566,329,492
Reinvestment of distributions	1,503,612	14,026,898
Shares redeemed	(460,487,180)	(664,773,698)
Net increase (decrease)	(211,470,462)	(84,417,308)
Institutional Class
Shares sold	226,889,085	894,888,140
Reinvestment of distributions	2,592,363	19,985,014
Shares redeemed	(447,471,203)	(1,123,370,047)
Net increase (decrease)	(217,989,755)	(208,496,893)
Service Class
Shares sold	106,005	4,895,496
Reinvestment of distributions	419	13,650
Shares redeemed	(239,000)	(5,919,247)
Net increase (decrease)	(132,576)	(1,010,101)

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust II and the Shareholders of Fidelity New Jersey AMT Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Jersey AMT Tax-Free Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Jersey AMT Tax-Free Money Market Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2010

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 188 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (47)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal and Workplace Investing (2005-present). Ms. Johnson is a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Previously, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009), and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (2004-2009).

Annual Report

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Charles S. Morrison (48)

Year of Election or Appointment: 2005

Vice President of Fidelity's Money Market Funds. Mr. Morrison also serves as President, Money Market Group Leader of FMR (2009-present), and as Executive Vice President of Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Morrison served as Senior Vice President, Money Market Group of FMR (2004-2009), Vice President of Fidelity's Bond Funds and certain Balanced, and Asset Allocation Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Kenneth B. Robins (40)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

During the fiscal year ended 2009, 100% of the fund's income dividends was free from federal income tax.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Jersey AMT Tax-Free Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its September 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to the recent financial crisis, Fidelity took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board specifically noted Fidelity's response to the 2008 credit market crisis. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integral part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity New Jersey AMT Tax-Free Money Market (retail class) and Service Class of the fund and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity New Jersey AMT Tax-Free Money Market (retail class) and Service Class show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Jersey AMT Tax-Free Money Market Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity New Jersey AMT Tax-Free Money Market (retail class) of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance during 2009.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented recent market events, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and custody fees) from the fund's management fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Jersey AMT Tax-Free Money Market Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective April 1, 2007) that (i) lowered the fund's management fee from 43 basis points to 20 basis points, and (ii) provides that FMR will pay all "fund-level" expenses out of the management fee, with certain limited exceptions. (Transfer agent fees and 12b-1 fees, if applicable, currently are the only "class-level" expenses.) The Board considered that the chart reflects the fund's lower management fee for 2007 as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Fidelity New Jersey AMT Tax-Free Money Market (retail class) and Institutional Class ranked below its competitive median for 2008 and the total expenses of Service Class ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 20 basis points, (ii) set the "class-level" transfer agent fee for Fidelity New Jersey AMT Tax-Free Money Market (retail class) at a fixed rate of 10 basis points, and (iii) limit the total expenses of Fidelity New Jersey AMT Tax-Free Money Market (retail class) to 35 basis points. The fees and expenses payable under these contractual arrangements may not be increased without the approval of the Board and, in the case of (i) and (iii), the shareholders of the applicable class. Institutional Class and Service Class (which commenced operations on April 17, 2007) are subject to different "class-level" expenses (transfer agent fees and 12b-1 fees). In addition, the Board considered that, effective April 18, 2007, FMR contractually agreed to limit the total expenses of Institutional Class and Service Class to 20 basis points and 45 basis points, respectively. The fees and expenses payable under these contractual arrangements may not be increased without Board approval.

In its review, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability, and the extent to which current market conditions have affected retention and recruitment; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (viii) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Research & Analysis Company

Fidelity Management & Research Company
(U.K.) Inc.

Fidelity Management & Research Company
(Hong Kong) Limited

Fidelity Management & Research Company
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SNJ-UANN-0110
1.850769.102

Fidelity®
New Jersey
Municipal Income Fund

and

Fidelity
New Jersey Municipal
Money Market Fund

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity New Jersey Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity New Jersey Municipal Money Market Fund
Investment Changes / Performance	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year, and performance information.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Abigail_P_Johnson)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Abigail P. Johnson

Abigail P. Johnson

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Fidelity New Jersey Municipal Income Fund	.47%
Actual		$ 1,000.00	$ 1,042.70	$ 2.41
Hypothetical A		$ 1,000.00	$ 1,022.71	$ 2.38
Fidelity New Jersey Municipal Money Market Fund	.45%
Actual		$ 1,000.00	$ 1,000.10	$ 2.26**
Hypothetical A		$ 1,000.00	$ 1,022.81	$ 2.28**

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** If certain fees were not voluntarily waived by FMR or its affiliates during the period, the annualized expense ratio would have been .53% and the expenses paid in the actual and hypothetical examples above would have been $2.66 and $2.69, respectively.

Annual Report

Fidelity New Jersey Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity NJ Municipal Income Fund	11.64%	4.15%	5.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Jersey Municipal Income Fund on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital Municipal Bond Index performed over the same period.

Annual Report

Fidelity New Jersey Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap: Municipal bonds posted very strong gains during the 12-month period ending November 30, 2009. At the outset of the period, munis were under some pressure due to heavy selling by leveraged investors who sought the relative safety of U.S. Treasuries, the credit downgrades of bond insurers and heavy new issuance from state and local governments to offset budget shortfalls. But from April 2009 through the end of the period, munis staged an impressive rebound thanks mainly to favorable supply and demand conditions, which helped to offset the effects of the challenging fiscal conditions facing most issuers. Supply pressures eased with the introduction of a program in the taxable bond market known as "Build America Bonds," which often afforded issuers cheaper financing than was available in the muni market. Demand for munis strengthened considerably as the doom and gloom surrounding the financial system and global economy began to moderate. Although munis briefly came under pressure in October 2009, they regained some of that lost ground during November. For the 12 months overall, the Barclays Capital Municipal Bond Index - a performance measure of more than 46,000 investment-grade, fixed-rate tax-exempt bonds - rose 14.17%. By comparison, the overall taxable debt market, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained 11.63%.

Comments from Jamie Pagliocco, Portfolio Manager of Fidelity® New Jersey Municipal Income Fund: The fund gained 11.64% during the past year, while the Barclays Capital New Jersey Enhanced Modified Municipal Bond Index returned 14.04%. Some of the fund's underperformance stemmed from its comparatively large exposure to high-coupon callable bonds - those that carry interest rates above prevailing rates and feature a call option allowing the issuer to redeem them before maturity. These bonds tend to be less liquid, or easily traded, than some other types of bonds, and lagged as a result during the market rebound. An underweighting in discount bonds also hurt because they outpaced the benchmark, thanks in large measure to strong investor demand. In terms of sectors, the fund's relatively light exposure to housing and tobacco bonds cost us some ground because they, like other lower-quality bonds, were among the market's best performers as investors gravitated toward riskier, higher-yielding bonds. In contrast, an overweighting in general obligation (GO) bonds issued by local municipalities modestly aided the fund's relative performance. As a group, these bonds benefited from strong demand from individual investors who, in many cases, deemed them better alternatives to state GOs given the fiscal problems of the state itself.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity New Jersey Municipal Income Fund

Investment Changes (Unaudited)

Top Five Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	50.8	51.0
Transportation	13.6	11.5
Escrowed/Pre-Refunded	8.1	7.9
Special Tax	5.8	5.8
Education	5.4	5.5
Weighted Average Maturity as of November 30, 2009
		6 months ago
Years	7.4	8.6

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of November 30, 2009
6 months ago
Years	7.5	7.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2009	As of May 31, 2009
AAA 3.6%	AAA 3.9%
AA,A 79.8%	AA,A 76.6%
BBB 9.2%	BBB 9.2%
BB and Below 0.5%	BB and Below 0.5%
Not Rated 4.6%	Not Rated 4.2%
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 5.6%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Annual Report

Fidelity New Jersey Municipal Income Fund

Investments November 30, 2009

Showing Percentage of Net Assets

Municipal Bonds - 97.7%
	Principal Amount	Value
New Jersey - 83.1%
Atlantic County Impt. Auth. Luxury Tax Rev. (Convention Ctr. Proj.) Series 1985 A:
7.375% 7/1/10 (Escrowed to Maturity) (d)	$ 150,000	$ 156,185
7.4% 7/1/16 (Escrowed to Maturity) (d)	3,510,000	4,254,998
Bayonne Gen. Oblig. 5.5% 7/1/39	5,000,000	5,176,650
Bordentown Swr. Auth. Rev. Series E, 5.5% 12/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,750,000	2,793,038
Burlington County Board Commission Pooled Ln. Rev. (Govt. Ln. Prog.) Series 2004, 5.25% 12/15/22 (AMBAC Insured)	3,290,000	3,596,398
Burlington County Bridge Commission Lease Rev. Series 2002:
5.25% 8/15/16	20,000	21,860
5.25% 8/15/17	20,000	21,733
Camden County Impt. Auth. Health Care Redev. Rev. (Cooper Health Sys. Obligated Group Proj.):
Series 2005 B, 5% 2/15/14	1,350,000	1,328,198
Series B, 5.25% 2/15/11	2,075,000	2,093,322
Cape May County Indl. Poll. Cont. Fing. Auth. Rev. (Atlantic City Elec. Co. Proj.) Series 1991 A, 6.8% 3/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,350,000	1,630,841
Cape May County Muni. Utils. Auth. Series 2002 A, 5.75% 1/1/13 (FSA Insured)	5,200,000	5,926,336
Casino Reinvestment Dev. Auth. Hotel Room Fee Rev. Series 2004, 5.25% 1/1/24 (AMBAC Insured)	1,600,000	1,600,864
Essex County Util. Auth. Solid Waste Rev. Series 2009, 5% 4/1/20 (Assured Guaranty Corp. Insured)	1,000,000	1,081,210
Evesham Township Muni. Utils. Auth. Rev. Series 2003 A, 5.125% 7/1/15 (AMBAC Insured)	2,570,000	2,735,354
Garden State Preservation Trust Open Space & Farmland Preservation:
Series 2005 A, 5.8% 11/1/19 (FSA Insured)	5,000,000	5,805,900
Series 2005 B:
6.375% 11/1/13 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,000,000	4,749,720
6.375% 11/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,515,000	14,144,335
Gloucester County Impt. Auth. Solid Waste Resource Recovery Rev. (Waste Mangement, Inc. Proj.) Series 1999 B, 7%, tender 12/1/09 (a)(b)(c)	1,210,000	1,210,000
Hudson County Ctfs. of Prtn. Series 2002:
6% 6/1/11 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,185,000	2,325,736
6.25% 6/1/14 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,210,000	3,664,440
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
Hudson County Ctfs. of Prtn. Series 2002: - continued
6.25% 6/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 2,420,000	$ 2,782,613
6.25% 12/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,525,000	1,763,373
6.25% 6/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,610,000	1,859,148
Jersey City Gen. Oblig.:
Series 2002 B, 5.25% 3/1/15 (AMBAC Insured)	1,250,000	1,422,538
Series 2005 C, 5% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,500,000	3,851,155
Lenape Reg'l. High School District:
7.625% 1/1/13 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	675,000	788,657
7.625% 1/1/14 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,210,450
Margate City Gen. Oblig. Series 2009, 5% 2/1/18	750,000	861,353
Middlesex County Ctfs. of Prtn. Series 2001, 5.5% 8/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,043,150
Middlesex County Impt. Auth. Rev. (Guaranteed Open Space Trust Fund Prog.) Series 2003:
5.25% 9/15/16	1,360,000	1,523,934
5.25% 9/15/17	2,000,000	2,231,000
Monmouth County Impt. Auth. Rev. (Howell Township Board of Ed. Impt. Proj.):
Series 2002 A, 5.25% 7/15/17 (Pre-Refunded to 7/15/12 @ 100) (d)	1,910,000	2,129,631
Series A, 5.25% 7/15/18 (Pre-Refunded to 7/15/12 @ 100) (d)	2,010,000	2,241,130
Monroe Township Muni. Util. Auth. Middlesex County Rev.:
5.25% 2/1/12 (FGIC Insured)	850,000	888,956
5.25% 2/1/12 (Pre-Refunded to 2/1/11 @ 100) (d)	280,000	295,952
Montgomery Township Board of Ed. Series 2001, 5.25% 8/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,285,000	1,363,989
Morristown Gen. Oblig. Series 2005, 6.5% 8/1/19 (FSA Insured)	40,000	49,763
New Jersey Bldg. Auth. State Bldg. Rev. Series 2009 A, 5% 12/15/26	3,750,000	3,894,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. (The Seeing Eye, Inc. Proj.) Series 1999, 6.2% 12/1/24 (Pre-Refunded to 12/1/09 @ 102) (d)	2,000,000	2,040,000
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Econ. Dev. Auth. Poll. Cont. Rev. (Pub. Svc. Elec. & Gas Pwr. LLC Proj.) 5% 3/1/12	$ 2,800,000	$ 2,937,032
New Jersey Econ. Dev. Auth. School Facilities Construction Rev.:
Series 2004 A:
5.25% 7/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,500,000	3,759,980
5.25% 7/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	860,000	866,218
Series 2005 K:
5.25% 12/15/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,000,000	6,771,720
5.25% 12/15/16 (AMBAC Insured)	7,000,000	7,855,050
5.5% 12/15/19	14,000,000	15,957,340
Series 2005 N1, 5.5% 9/1/24 (AMBAC Insured)	5,000,000	5,597,450
Series 2005 O:
5.125% 3/1/28	18,455,000	19,135,427
5.125% 3/1/30	2,175,000	2,229,549
5.25% 3/1/21	2,800,000	2,981,636
5.25% 3/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,194,610
5.25% 3/1/22	15,700,000	16,664,922
5.25% 3/1/23	3,340,000	3,529,077
5.25% 3/1/24	9,000,000	9,518,220
5.25% 3/1/25	3,000,000	3,159,690
5.25% 3/1/26	9,000,000	9,414,180
Series 2005 P:
5.125% 9/1/28	6,800,000	7,071,864
5.25% 9/1/26	8,000,000	8,378,480
Series 2006 S, 5% 9/1/36	9,000,000	8,999,280
Series 2007 U, 5% 9/1/37	2,000,000	1,999,840
Series 2008 J4, 5%, tender 9/1/14 (FSA Insured) (b)	3,000,000	3,303,810
Series 2008 Y, 5% 9/1/33	3,000,000	3,025,140
Series 2009 BB, 5% 9/1/34	5,000,000	5,065,100
Series 2009 Z, 6% 12/15/34 (Assured Guaranty Corp. Insured)	2,900,000	3,268,097
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(American Wtr. Co., Inc. Proj.):
Series 1994 B, 5.95% 11/1/29 (FGIC Insured) (c)	7,700,000	7,700,924
Series 1997 B, 5.375% 5/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	3,750,000	3,489,150
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.: - continued
(American Wtr. Co., Inc. Proj.):
Series 1998 A, 5.25% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	$ 3,270,000	$ 2,844,540
(American Wtr. Co., Inc. Proj.) Series 2009 A, 5.7% 10/1/39 (c)	5,000,000	4,880,500
(Middlesex Wtr. Co. Proj.) Series 1998, 5.35% 2/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,000,000	927,400
New Jersey Edl. Facilities Auth. Dorm. Safety Trust Fund Rev. Series 2001 A, 5.25% 3/1/11	4,605,000	4,819,363
New Jersey Edl. Facilities Auth. Rev.:
(College of New Jersey Proj.) Series 2002 C, 5.375% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,135,920
(Higher Ed. Cap. Impt. Fund Prog.) Series 2000 A, 5.75% 9/1/12 (FSA Insured)	1,195,000	1,331,361
(Kean Univ. Proj.) Series 2009 A, 5.5% 9/1/36	4,500,000	4,696,200
(Montclair State Univ. Proj.):
Series 2003 L, 5.125% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	170,000	181,142
Series L, 5.125% 7/1/20 (Pre-Refunded to 7/1/14 @ 100) (d)	1,975,000	2,298,189
(Princeton Theological Seminary Proj.):
Series 2009 B:
3% 7/1/10	200,000	203,162
4% 7/1/22	1,000,000	1,066,380
5% 7/1/12	175,000	193,335
5% 7/1/13	250,000	283,923
5% 7/1/15	235,000	273,514
5% 7/1/17	490,000	575,559
5% 7/1/18	250,000	292,508
5% 7/1/19	200,000	234,170
Series 2009, 5% 7/1/14	235,000	270,805
(Ramapo College Proj.) Series 2004 E, 5% 7/1/34 (Pre-Refunded to 7/1/14 @ 100) (d)	1,500,000	1,733,565
(Rowan Univ. Proj.):
Series 2007 B, 5.5% 7/1/16 (FGIC Insured)	2,500,000	2,856,075
Series B, 5.5% 7/1/18 (FGIC Insured)	4,390,000	4,979,928
(The College of New Jersey Proj.) Series 2008 D, 5% 7/1/35 (FSA Insured)	4,000,000	4,052,760
(William Paterson College Proj.) Series 2008 C, 5% 7/1/19 (Assured Guaranty Corp. Insured)	2,570,000	2,867,580
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Envir. Infrastructure Trust Series 2007 A, 5% 9/1/17	$ 4,900,000	$ 5,655,776
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.):
Series 1997 A, 6% 7/1/11 (Escrowed to Maturity) (d)	3,500,000	3,782,450
Series 2008 A, 5% 7/1/11	5,820,000	6,086,032
(Atlantic City Med. Ctr. Proj.) Series 2002:
5.75% 7/1/25	1,670,000	1,712,852
5.75% 7/1/25 (Pre-Refunded to 7/1/12 @ 100) (d)	1,330,000	1,495,811
(AtlantiCare Reg'l. Med. Ctr. Proj.) Series 2007, 5% 7/1/17	1,000,000	1,076,980
(Catholic Health East Proj.) Series 2003 A, 5.375% 11/15/33 (Pre-Refunded to 11/15/12 @ 100) (d)	2,040,000	2,305,159
(Chilton Memorial Hosp. Proj.) Series 2009, 5.75% 7/1/39	3,000,000	2,900,610
(Saint Mary's Hosp. - Passaic Proj.):
Series 1, 5% 3/1/21	2,680,000	2,793,846
Series 2007 1, 5% 3/1/20	2,030,000	2,127,826
(Saint Peter's Univ. Hosp. Proj.) Series 2000 A, 6.875% 7/1/30	1,900,000	1,910,678
(South Jersey Hosp. Proj.) Series 2006, 5% 7/1/14	1,620,000	1,729,690
(Virtua Health Proj.) Series A, 5.25% 7/1/17 (Assured Guaranty Corp. Insured)	6,000,000	6,337,260
Series 2008 A. 5.25% 10/1/38	5,885,000	6,001,170
Series 2009 A, 5.75% 10/1/31	4,000,000	4,224,040
New Jersey Sports & Exposition Auth. Contract Rev. Series 1998 A, 5.25% 3/1/11 (Escrowed to Maturity) (d)	15,000	15,906
New Jersey Tobacco Settlement Fing. Corp.:
Series 2003, 6.375% 6/1/32 (Pre-Refunded to 6/1/13 @ 100) (d)	7,215,000	8,211,536
Series 2007 1A, 5% 6/1/41	11,735,000	7,739,585
New Jersey Tpk. Auth. Tpk. Rev.:
Series 1991 C:
6.5% 1/1/16 (Escrowed to Maturity) (d)	3,130,000	3,734,153
6.5% 1/1/16 (Escrowed to Maturity) (d)	6,100,000	7,263,331
Series 2000 A, 6% 1/1/11 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,835,000	4,048,533
Series 2005 C:
6.5% 1/1/16	595,000	709,900
6.5% 1/1/16 (Escrowed to Maturity) (d)	190,000	238,946
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Tpk. Auth. Tpk. Rev.: - continued
Series 2009 E, 5.25% 1/1/40	$ 4,920,000	$ 4,990,750
Series 2009 G, 5% 1/1/17	3,745,000	4,121,485
Series 2009 H, 5% 1/1/36	4,000,000	3,999,840
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 5.5% 6/15/12	145,000	159,211
Series 2001 C:
5.5% 12/15/13 (FSA Insured)	8,285,000	9,413,583
5.75% 12/15/12 (FSA Insured)	5,000,000	5,613,550
Series 2005 B, 5.25% 12/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,830,000	11,030,735
Series 2005 C, 5.25% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,000,000	10,753,500
Series 2005 D, 5% 6/15/20	4,000,000	4,200,800
Series 2006 C:
0% 12/15/26 (AMBAC Insured)	10,000,000	3,816,000
0% 12/15/30 (Berkshire Hathaway Assurance Corp. Insured)	5,000,000	1,574,450
0% 12/15/34	4,000,000	884,880
0% 12/15/36 (AMBAC Insured)	2,000,000	366,080
Series 2008 A:
0% 12/15/35	11,000,000	2,177,230
0% 12/15/36	25,000,000	4,637,500
Series 2009 A:
0% 12/15/36	1,915,000	355,233
0% 12/15/38	12,500,000	2,029,875
0% 12/15/39	10,000,000	1,507,700
Series B:
5.25% 12/15/22 (AMBAC Insured)	1,200,000	1,310,316
5.5% 12/15/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,000,000	12,565,960
5.5% 12/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,275,000	6,080,282
5.5% 12/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	15,235,000	17,213,722
New Jersey Transit Corp. Ctfs. of Prtn. Series 2003 A, 5.25% 9/15/15 (AMBAC Insured)	3,300,000	3,669,171
New Jersey Wtr. Supply Auth. Rev. (Delaware & Raritan Sys. Proj.) Series 1998, 5.375% 11/1/12 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,500,000	1,502,625
Newark City Hsg. Auth. City-Secured Police Facility Rev. (Southward Police Proj.) Series 2009 A, 6.75% 12/1/38 (Assured Guaranty Ltd. Insured)	1,000,000	1,112,210
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
Newark Gen. Oblig. Series 2002, 5.375% 12/15/13 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 2,840,000	$ 3,181,311
Newark Port Auth. Hsg. Auth. Rev.:
(City of Newark Redev. Proj.) Series 2004, 5.5% 1/1/27 (Pre-Refunded to 1/1/14 @ 100) (d)	2,500,000	2,925,450
(Newark Redev. Proj.) Series 2007, 5.25% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,350,000	1,477,157
North Bergen Township Muni. Utils. Auth. Swr. Rev. Series 2003:
5.25% 12/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800,000	3,081,232
5.25% 12/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,097,220
North Hudson Swr. Auth. Wtr. & Swr. Rev. Series 2001 A, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	934,200
Ocean County Utils. Auth. Wastewtr. Rev. Series 2001, 5.25% 1/1/15	4,540,000	4,836,825
Rutgers State Univ. Rev.:
Series 1992 A, 6.4% 5/1/13	1,420,000	1,525,492
Series 2009 F, 5% 5/1/30	1,500,000	1,592,445
Series F, 5% 5/1/39	9,500,000	9,809,225
Southeast Morris County Muni. Utils. Auth. Wtr. Rev. Series 2001, 5% 1/1/14 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,145,000	1,182,922
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) Series 2005, 5.5% 5/1/34 (FGIC Insured)	6,000,000	6,109,140
		541,370,952
New Jersey/Pennsylvania - 1.8%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev.:
Series 2003, 5.25% 7/1/17	1,300,000	1,388,023
Series 2007 A, 5% 7/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,855,000	2,969,857
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
(Port District Proj.):
Series 1999 B, 5.7% 1/1/22 (FSA Insured)	2,000,000	2,003,040
Series 2001 A, 5.5% 1/1/18 (FSA Insured)	2,000,000	2,102,840
Municipal Bonds - continued
	Principal Amount	Value
New Jersey/Pennsylvania - continued
Delaware River Port Auth. Pennsylvania & New Jersey Rev.: - continued
Series 1999:
5.75% 1/1/15 (FSA Insured)	$ 2,000,000	$ 2,007,660
6% 1/1/18 (FSA Insured)	1,300,000	1,304,823
		11,776,243
New York & New Jersey - 8.3%
Port Auth. of New York & New Jersey:
117th Series, 5.125% 11/15/11 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	5,220,000	5,256,122
124th Series, 5% 8/1/13 (FGIC Insured) (c)	3,000,000	3,019,680
126th Series:
5.25% 5/15/37 (FGIC Insured) (c)	8,110,000	7,802,063
5.5% 11/15/11 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,495,000	1,602,894
127th Series, 5.5% 12/15/13 (AMBAC Insured) (c)	8,600,000	9,332,376
134th Series, 5% 1/15/39	4,500,000	4,585,185
136th Series, 5.25% 11/1/16 (c)	2,800,000	3,036,964
138th Series, 5% 12/1/13 (c)	1,745,000	1,909,850
140th Series, 5% 12/1/30	5,000,000	5,249,300
141st Series:
5% 9/1/18 (c)	6,000,000	6,333,240
5% 9/1/21 (CIFG North America Insured) (c)	2,400,000	2,455,104
Port Auth. of New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	3,000,000	3,158,880
		53,741,658
Puerto Rico - 4.1%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Series 2003, 5.75% 7/1/19 (FGIC Insured)	3,000,000	3,055,050
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Pre-Refunded to 10/1/10 @ 101) (d)	6,075,000	6,399,162
Series 2005 C, 5.5% 7/1/18	2,000,000	2,064,760
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2007 A, 5.5% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,063,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series NN, 5.25% 7/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	5,113,050
Municipal Bonds - continued
	Principal Amount	Value
Puerto Rico - continued
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.: - continued
Series QQ:
5.5% 7/1/17 (XL Cap. Assurance, Inc. Insured)	$ 1,700,000	$ 1,819,340
5.5% 7/1/18 (XL Cap. Assurance, Inc. Insured)	1,000,000	1,064,620
Puerto Rico Govt. Dev. Bank Series 2006 B, 5% 12/1/10	2,500,000	2,589,325
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2007 A:
0% 8/1/41	6,000,000	854,880
0% 8/1/47 (AMBAC Insured)	1,000,000	93,240
Series 2009 A, 6.5% 8/1/44	1,500,000	1,588,065
		26,704,492
Virgin Islands - 0.4%
Virgin Islands Pub. Fin. Auth. Rev.:
Series 2009 A, 6.75% 10/1/37	1,000,000	1,058,010
Series 2009 A1, 5% 10/1/24	500,000	490,730
Series 2009 B, 5% 10/1/25	1,200,000	1,172,976
		2,721,716
TOTAL MUNICIPAL BONDS (Cost $620,642,487)		636,315,061
Municipal Notes - 0.4%

New Jersey - 0.4%
Long Branch Gen. Oblig. BAN 4.5% 2/23/10 (Cost $2,904,876)	2,900,000	2,911,078
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $623,547,363)		639,226,139
NET OTHER ASSETS - 1.9%		12,274,578
NET ASSETS - 100%		$ 651,500,717
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	50.8%
Transportation	13.6%
Escrowed/Pre-Refunded	8.1%
Special Tax	5.8%
Education	5.4%
Electric Utilities	5.1%
Others* (individually less than 5%)	11.2%
100.0%
* Includes net other assets
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $2,794,355 all of which will expire on November 30, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $623,547,363)		$ 639,226,139
Cash		3,933,381
Receivable for fund shares sold		546,123
Interest receivable		10,339,410
Prepaid expenses		2,538
Other receivables		6,428
Total assets		654,054,019

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 1,210,000
Payable for fund shares redeemed	302,660
Distributions payable	553,874
Accrued management fee	197,654
Transfer agent fee payable	184,854
Other affiliated payables	63,343
Other payables and accrued expenses	40,917
Total liabilities		2,553,302

Net Assets		$ 651,500,717
Net Assets consist of:
Paid in capital		$ 638,457,712
Undistributed net investment income		158,590
Accumulated undistributed net realized gain (loss) on investments		(2,794,361)
Net unrealized appreciation (depreciation) on investments		15,678,776
Net Assets, for 56,735,368 shares outstanding		$ 651,500,717
Net Asset Value, offering price and redemption price per share ($651,500,717 ÷ 56,735,368 shares)		$ 11.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2009

Investment Income
Interest		$ 26,017,639

Expenses
Management fee	$ 2,218,110
Transfer agent fees	414,601
Accounting fees and expenses	145,333
Custodian fees and expenses	8,097
Independent trustees' compensation	2,222
Registration fees	16,921
Audit	47,203
Legal	2,187
Miscellaneous	10,466
Total expenses before reductions	2,865,140
Expense reductions	(16,660)	2,848,480
Net investment income		23,169,159
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(1,635,357)
Change in net unrealized appreciation (depreciation) on: Investment securities		43,218,036
Net gain (loss)		41,582,679
Net increase (decrease) in net assets resulting from operations		$ 64,751,838

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 23,169,159	$ 23,249,382
Net realized gain (loss)	(1,635,357)	489,516
Change in net unrealized appreciation (depreciation)	43,218,036	(43,080,631)
Net increase (decrease) in net assets resulting from operations	64,751,838	(19,341,733)
Distributions to shareholders from net investment income	(23,129,946)	(23,214,884)
Distributions to shareholders from net realized gain	(1,254,166)	(516,885)
Total distributions	(24,384,112)	(23,731,769)
Share transactions Proceeds from sales of shares	154,923,430	176,502,367
Reinvestment of distributions	17,660,830	16,513,055
Cost of shares redeemed	(109,307,809)	(198,822,572)
Net increase (decrease) in net assets resulting from share transactions	63,276,451	(5,807,150)
Redemption fees	6,127	13,161
Total increase (decrease) in net assets	103,650,304	(48,867,491)

Net Assets
Beginning of period	547,850,413	596,717,904
End of period (including undistributed net investment income of $158,590 and undistributed net investment income of $119,406, respectively)	$ 651,500,717	$ 547,850,413
Other Information Shares
Sold	13,838,721	15,672,115
Issued in reinvestment of distributions	1,578,245	1,476,832
Redeemed	(9,826,857)	(17,921,716)
Net increase (decrease)	5,590,109	(772,769)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 11.49	$ 11.65	$ 11.57	$ 11.70
Income from Investment Operations
Net investment incomeB	.431	.440	.442	.448	.459
Net realized and unrealized gain (loss)	.795	(.771)	(.124)	.225	(.023)
Total from investment operations	1.226	(.331)	.318	.673	.436
Distributions from net investment income	(.431)	(.439)	(.441)	(.448)	(.458)
Distributions from net realized gain	(.025)	(.010)	(.037)	(.145)	(.108)
Total distributions	(.456)	(.449)	(.478)	(.593)	(.566)
Redemption fees added to paid in capitalB, D	-	-	-	-	-
Net asset value, end of period	$ 11.48	$ 10.71	$ 11.49	$ 11.65	$ 11.57
Total Return A	11.64%	(2.98)%	2.83%	6.02%	3.77%
Ratios to Average Net AssetsC
Expenses before reductions	.48%	.48%	.47%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.47%	.48%	.48%
Expenses net of all reductions	.47%	.45%	.43%	.41%	.43%
Net investment income	3.85%	3.90%	3.87%	3.91%	3.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 651,501	$ 547,850	$ 596,718	$ 584,928	$ 564,957
Portfolio turnover rate	6%	19%	10%	17%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investment Changes/Performance (Unaudited)

Maturity Diversification
Days	% of fund's investments 11/30/09	% of fund's investments 5/31/09	% of fund's investments 11/30/08
0 - 30	82.1	81.1	73.2
31 - 90	4.9	3.3	5.3
91 - 180	4.8	5.9	8.2
181 - 397	8.2	9.7	13.3
Weighted Average Maturity
	11/30/09	5/31/09	11/30/08
Fidelity New Jersey Municipal Money Market Fund	35 Days	42 Days	46 Days
New Jersey Tax-Free Money Market Funds Average *	35 Days	37 Days	42 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2009	As of May 31, 2009
Variable Rate Demand Notes (VRDNs) 67.9%	Variable Rate Demand Notes (VRDNs) 64.6%
Commercial Paper (including CP Mode) 0.7%	Commercial Paper (including CP Mode) 1.4%
Municipal Notes 17.3%	Municipal Notes 20.3%
Fidelity Municipal Cash Central Fund 12.0%	Fidelity Municipal Cash Central Fund 11.7%
Other Investments 1.8%	Other Investments 2.2%
Net Other Assets 0.3%	Net Other Assets** (0.2)%

**Net Other Assets are not included in the pie chart.

Current and Historical Seven-Day Yields

	11/30/09	8/31/09	6/01/09	3/02/09	12/01/08
Fidelity New Jersey Municipal Money Market Fund	.01%	.01%	.05%	.20%	.51%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund. A portion of the Fund's expenses were reimbursed and/or waived. Absent such reimbursements and/or waivers the Fund would have had a net investment loss and therefore its performance would have been lower.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investments November 30, 2009

Showing Percentage of Net Assets

Municipal Securities - 99.7%
	Principal Amount	Value
Arizona - 0.4%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 E, 0.31%, LOC Landesbank Baden-Wuert, VRDN (b)	$ 8,800,000	$ 8,800,000
Delaware/New Jersey - 0.3%
Delaware River & Bay Auth. Rev. Series 2008, 0.2%, LOC TD Banknorth, NA, VRDN (b)	6,200,000	6,200,000
Georgia - 0.4%
Gainesville & Hall County Hosp. Auth. Rev. (Northeast Georgia Health Sys., Inc. Proj.) Series 2008 F, 0.35%, LOC Landesbank Baden-Wuert, VRDN (b)	8,300,000	8,300,000
Massachusetts - 0.4%
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN Series Putters 1052Z, 0.3% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	8,995,000	8,995,000
Nevada - 0.2%
Clark County Arpt. Rev.:
Series 2008 C1, 0.35%, LOC Bayerische Landesbank, VRDN (b)(e)	2,200,000	2,200,000
Series 2008 D2, 0.35%, LOC Landesbank Baden-Wuert, VRDN (b)	2,900,000	2,900,000
		5,100,000
New Jersey - 65.2%
Bergen County Impt. Auth. Multi-family Hsg. Rev. (Kentshire Apts. Proj.) Series 2001, 0.23%, LOC Fannie Mae, VRDN (b)(e)	21,000,000	21,000,000
Bergen County Impt. Auth. Rev.:
Bonds Series 2007 B, 5% 12/15/09	1,780,000	1,782,676
BAN Series 2009 A, 1.25% 5/11/10	43,100,000	43,255,132
Bernards Township Gen. Oblig. Bonds 2% 9/15/10	1,875,000	1,898,269
Burlington County Bridge Commission Rev. BAN (Solid Waste Proj.) Series 2009, 2% 10/13/10	13,165,000	13,335,063
Burlington County Gen. Oblig. BAN Series 2009 A, 1.5% 5/28/10	14,443,000	14,513,930
Camden County Impt. Auth. Rev. Bonds (County Cap. Prog.) Series 2008, 3% 1/15/10	1,295,000	1,297,848
Camden Gen. Oblig. BAN Series 2009 B, 2% 8/25/10	10,266,250	10,322,578
Carteret Gen. Oblig. BAN 1.5% 10/22/10	12,472,163	12,561,450
Chatham Township Gen. Oblig. BAN Series B, 2% 7/23/10	760,000	764,822
Cinnaminson Township BAN Series A, 2% 4/20/10	8,000,000	8,020,277
Cranbury Township Gen. Oblig. BAN 1.25% 6/11/10 (a)	1,830,000	1,835,399
East Brunswick Township Gen. Oblig. BAN 3.5% 1/8/10	25,600,000	25,660,559
Fair Lawn Gen. Oblig. BAN 2.5% 12/17/09	4,734,000	4,736,872
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
Garden State Preservation Trust Open Space & Farmland Preservation Participating VRDN:
Series BC 09 24B, 0.21% (Liquidity Facility Barclays Bank PLC) (b)(f)	$ 6,100,000	$ 6,100,000
Series BC 09 25B, 0.21% (Liquidity Facility Barclays Bank PLC) (b)(f)	6,100,000	6,100,000
Series Putters 2865, 0.3% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	4,185,000	4,185,000
Glassboro Gen. Oblig. BAN Series A, 2% 1/28/10	5,955,300	5,967,608
Gloucester County Gen. Oblig. Bonds:
Series 2009 B, 2% 10/15/10	1,250,000	1,266,052
Series 2009, 2% 1/15/10	2,200,000	2,203,368
Harding Township Gen. Oblig. BAN 2.5% 2/19/10	2,033,000	2,039,617
Hopewell Township Gen. Oblig. BAN:
1.5% 6/10/10	16,742,000	16,833,551
2% 9/16/10	3,705,000	3,740,203
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled Govt. Ln. Prog.) Series 1986, 0.25%, LOC Bank of New York, New York, VRDN (b)	35,055,000	35,055,000
Long Hill Township BAN 2% 3/19/10	2,300,000	2,306,193
Madison Borough Gen. Oblig. BAN 2% 1/22/10	4,700,000	4,709,111
Mercer County Impt. Auth. Rev. Bonds (Site and Disp. Facilities Proj.) Series 1992, 0% 4/1/10	3,500,000	3,490,921
Millburn Township Gen. Oblig. BAN 2% 2/10/10	7,699,400	7,719,784
Montclair Township Gen. Oblig. BAN:
1.5% 3/12/10	14,500,000	14,527,842
2.5% 12/18/09	10,000,000	10,004,816
2.5% 12/18/09	4,500,000	4,502,167
Montgomery Township Gen. Oblig. BAN 2.5% 1/15/10	13,500,000	13,526,713
Morris Plains BAN 2% 7/23/10	1,835,000	1,842,535
New Jersey Bldg. Auth. State Bldg. Rev.:
Series 2003 A2, 0.2%, LOC Bank of New York, New York, VRDN (b)	6,000,000	6,000,000
Series 2003 A4, 0.2%, LOC Bank of Nova Scotia, New York Agcy., VRDN (b)	3,500,000	3,500,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
Participating VRDN Series Floaters 3130, 0.26% (Liquidity Facility Morgan Stanley) (b)(f)	4,000,000	4,000,000
(Duke Farms Foundation Proj.) Series 2009 A, 0.19%, LOC Northern Trust Co., Chicago, VRDN (b)	6,600,000	6,600,000
(Ranney School Proj.) Series 2007, 0.2%, LOC Banco Santander SA, VRDN (b)	13,100,000	13,100,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.: - continued
(Stolt Haven Perth Amboy Proj.) Series 1998 A, 0.2%, LOC Citibank NA, VRDN (b)	$ 1,505,000	$ 1,505,000
(The Institute of Electrical & Electronics Engineers, Inc. Proj.) Series 2001 A, 0.29%, LOC Wachovia Bank NA, VRDN (b)	3,285,000	3,285,000
New Jersey Econ. Dev. Auth. Gas Facilities Rev. (NUI Corp. Proj.) Series 1996 A, 0.27%, LOC Bank of America NA, VRDN (b)	2,400,000	2,400,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. (South Jersey Gas Co. Proj.) Series 2006-1, 0.3%, LOC JPMorgan Chase Bank, VRDN (b)	8,300,000	8,300,000
New Jersey Econ. Dev. Auth. Rev.:
Bonds Series 1992, 0.35% tender 2/1/10, LOC BNP Paribas SA, CP mode (e)	2,000,000	2,000,000
(Bayshore Health Ctr. Proj.) Series 1998 A, 0.23%, LOC JPMorgan Chase Bank, VRDN (b)	7,395,000	7,395,000
New Jersey Econ. Dev. Auth. School Facilities Construction Rev.:
Bonds Series 2005 O, 5% 3/1/10	3,500,000	3,538,875
(Applewood Estates Proj.) Series 2005 C, 0.27%, LOC TD Banknorth, NA, VRDN (b)	5,625,000	5,625,000
(Arbor Glen of Bridgewater Proj.) Series 2004, 0.21%, LOC Banco Santander SA, VRDN (b)	7,500,000	7,500,000
(Cooper Health Sys. Proj.) Series 2008 A, 0.19%, LOC TD Banknorth, NA, VRDN (b)	2,900,000	2,900,000
(LPS Inds. Proj.) 0.44%, LOC Wachovia Bank NA, VRDN (b)(e)	5,815,000	5,815,000
Series 2008 V3, 0.2%, LOC Bank of Nova Scotia, New York Agcy., VRDN (b)	40,350,000	40,350,000
Series 2008 V4, 0.27%, LOC Bank of America NA, VRDN (b)	33,700,000	33,700,000
Series 2008 V5, 0.3%, LOC Wachovia Bank NA, VRDN (b)	68,600,000	68,600,000
New Jersey Econ. Dev. Auth. School Rev.:
Series 2006 R1, 0.18%, LOC Bank of Nova Scotia, New York Agcy., LOC Lloyds TSB Bank PLC, VRDN (b)	4,600,000	4,600,000
Series 2006 R2, 0.17%, LOC Bank of Nova Scotia, New York Agcy., LOC Lloyds TSB Bank PLC, VRDN (b)	8,750,000	8,750,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container LLC Proj.) Series 2003, 0.25%, LOC Citibank NA, VRDN (b)(e)	44,080,000	44,080,000
New Jersey Econ. Dev. Auth. Thermal Energy Facilities Rev. (Marina Energy LLC Proj.) Series 2006 A, 0.3%, LOC Wachovia Bank NA, VRDN (b)(e)	16,400,000	16,400,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Edl. Facilities Auth. Dorm. Safety Trust Fund Rev. Bonds Series 2001 A, 5.25% 3/1/10	$ 4,855,000	$ 4,912,428
New Jersey Edl. Facilities Auth. Rev.:
Bonds (Higher Ed. Cap. Impt. Proj.) Series 2004 A, 5.25% 9/1/10	1,505,000	1,556,365
Participating VRDN Series BA 08 1045, 0.25% (Liquidity Facility Bank of America NA) (b)(f)	600,000	600,000
Series 1997 A, 0.3% 2/11/10, CP	2,200,000	2,200,000
New Jersey Envir. Infrastructure Trust Participating VRDN Series Putters 585, 0.33% (Liquidity Facility JPMorgan Chase & Co.) (b)(e)(f)	3,360,000	3,360,000
New Jersey Gen. Oblig. TRAN Series 2010 B, 2.5% 6/24/10	24,000,000	24,263,827
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.):
Series 2008 B, 0.24%, LOC Bank of America NA, VRDN (b)	32,500,000	32,500,000
Series 2008 C, 0.25%, LOC JPMorgan Chase Bank, VRDN (b)	28,055,000	28,055,000
(Childrens Specialized Hosp. Proj.) Series 2005 B, 0.19%, LOC Wachovia Bank NA, VRDN (b)	18,640,000	18,640,000
(East Orange Gen. Hosp. Proj.) Series A2, 0.21%, LOC PNC Bank NA, Pittsburgh, VRDN (b)	7,975,000	7,975,000
(Meridian Health Sys. Proj.):
Series 2001 A1, 0.22%, LOC Bank of America NA, VRDN (b)(e)	2,875,000	2,875,000
Series 2003 A, 0.24%, LOC JPMorgan Chase Bank, VRDN (b)	10,800,000	10,800,000
Series 2006 A4, 0.19%, LOC Wachovia Bank NA, VRDN (b)	260,000	260,000
Series 2006 A5, 0.19%, LOC Wachovia Bank NA, VRDN (b)	4,170,000	4,170,000
(Meridian Nursing and Rehab. at Red Bank, Inc. Proj.) Series 2004 A3, 0.21%, LOC Bank of America NA, VRDN (b)	5,100,000	5,100,000
(Robert Wood Johnson Univ. Hosp. Proj.):
Series 2003 A3, 0.19%, LOC Wachovia Bank NA, VRDN (b)	2,140,000	2,140,000
0.19%, LOC Wachovia Bank NA, VRDN (b)	1,165,000	1,165,000
(Saint Barnabas Med. Ctr. Proj.) Series 2001 A, 0.21%, LOC JPMorgan Chase Bank, VRDN (b)	8,975,000	8,975,000
(Saint Peter's Univ. Hosp. Proj.) Series 2000 B, 0.24%, LOC Bank of America NA, VRDN (b)	6,305,000	6,305,000
(Southern Ocean County Hosp. Proj.) Series 2006, 0.19%, LOC Wachovia Bank NA, VRDN (b)	7,125,000	7,125,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Health Care Facilities Fing. Auth. Rev.: - continued
(Underwood-Memorial Hosp. Proj.) Series 2008, 0.24%, LOC UBS AG, VRDN (b)	$ 7,190,000	$ 7,190,000
(Virtua Health Proj.):
Series 2004, 0.19%, LOC Wachovia Bank NA, VRDN (b)	28,860,000	28,860,000
Series 2009 C, 0.19%, LOC JPMorgan Chase Bank, VRDN (b)	26,495,000	26,495,000
Series 2009 D, 0.19%, LOC TD Banknorth, NA, VRDN (b)	8,500,000	8,500,000
Series 2009 E, 0.21%, LOC TD Banknorth, NA, VRDN (b)	2,000,000	2,000,000
Series 2006 A6, 0.2%, LOC Bank of America NA, VRDN (b)	815,000	815,000
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev.:
Series 2008 B:
0.24%, LOC Bank of America NA, VRDN (b)	31,255,000	31,255,000
0.24%, LOC Bank of America NA, VRDN (b)	3,250,000	3,250,000
Series 2008 F, 0.32%, LOC Bank of America NA, VRDN (b)(e)	76,125,000	76,125,000
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
(Single Family Hsg. Proj.):
Series 2004 I:
0.23% (Liquidity Facility BNP Paribas SA), VRDN (b)(e)	10,625,000	10,625,000
0.23% (Liquidity Facility BNP Paribas SA), VRDN (b)(e)	13,955,000	13,955,000
0.23% (Liquidity Facility BNP Paribas SA), VRDN (b)(e)	9,875,000	9,875,000
Series 2005 N, 0.34% (Liquidity Facility Dexia Cr. Local de France), VRDN (b)	575,000	575,000
Series 2007 V, 0.26% (Liquidity Facility BNP Paribas SA), VRDN (b)(e)	66,375,000	66,375,000
Series 2008 Y, 0.23% (Liquidity Facility BNP Paribas SA), VRDN (b)(e)	78,130,000	78,130,000
Series 2008 Z, 0.28% (Liquidity Facility BNP Paribas SA), VRDN (b)(e)	15,000,000	15,000,000
Series 2008 BB, 0.25% (Liquidity Facility TD Banknorth, NA), VRDN (b)	15,000,000	15,000,000
New Jersey Tobacco Settlement Fing. Corp. Participating VRDN Series Clipper 07 9, 0.27% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(f)	16,600,000	16,600,000
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 A, 0.27%, LOC JPMorgan Chase Bank, VRDN (b)	27,500,000	27,500,000
Series 2009 B, 0.2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)	17,800,000	17,800,000
Series 2009 C, 0.27%, LOC Bank of Nova Scotia, New York Agcy., VRDN (b)	15,900,000	15,900,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Trans. Trust Fund Auth. Bonds:
Series 2006 A, 5% 6/15/10	$ 9,530,000	$ 9,754,568
Series 2007 A, 3.6% 12/15/09	3,000,000	3,003,780
New Providence Gen. Oblig. BAN:
2% 1/29/10	2,994,100	2,999,909
2.25% 1/29/10	1,080,000	1,081,345
Plainsboro Township Gen. Oblig. BAN 2.5% 1/14/10	9,530,000	9,548,443
Princeton Borough Gen. Oblig. BAN 1.5% 6/11/10	3,300,000	3,317,949
Ridgewood Gen. Oblig. BAN 2% 6/25/10	3,215,000	3,240,421
Rutgers State Univ. Rev.:
Participating VRDN Series Putters 3445, 0.3% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	2,500,000	2,500,000
Series 2009 G, 0.18% (Liquidity Facility U.S. Bank NA, Minnesota), VRDN (b)	4,100,000	4,100,000
Series A, 0.38% 12/8/09, CP	1,560,000	1,560,000
Salem County Poll. Cont. Fin. Auth. Rev. (Atlantic City Elec. Co. Proj.):
Series 1997 A, 0.28%, LOC Bank of New York, New York, VRDN (b)	6,000,000	6,000,000
Series 1997 B, 0.28%, LOC Bank of New York, New York, VRDN (b)(e)	2,200,000	2,200,000
South Jersey Trans. Auth. Trans. Sys. Rev.:
Series 2009 A3, 0.24%, LOC Bank of America NA, VRDN (b)	7,500,000	7,500,000
Series 2009 A4, 0.19%, LOC Wachovia Bank NA, VRDN (b)	26,495,000	26,495,000
Summit Gen. Oblig. BAN:
1.5% 5/21/10	1,740,000	1,746,556
2% 5/6/10	1,984,500	1,994,678
3% 12/11/09	4,313,000	4,315,101
Township of Bridgewater BAN 2% 8/18/10	7,000,000	7,064,850
Township of Washington Morris County BAN 1.75% 10/22/10	8,348,500	8,425,958
Trenton Gen. Oblig. BAN 3.125% 12/11/09	8,796,000	8,796,316
Union County Gen. Oblig.:
Bonds Series 2009, 2% 3/1/10	2,985,000	2,995,176
BAN:
1.75% 7/1/10	36,900,000	37,181,621
2% 7/1/10	15,000,000	15,137,916
Union Township Gen. Oblig. BAN 2% 8/6/10	9,596,000	9,631,959
Upper Saddle River Gen. Oblig. BAN 1.5% 2/26/10	8,795,472	8,812,332
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
Vernon Township Gen. Oblig. BAN 3% 1/8/10	$ 15,220,539	$ 15,244,101
Washington Township Warren County Gen. Oblig. BAN 2% 5/14/10	6,300,000	6,314,210
		1,462,814,040
New Jersey/Pennsylvania - 4.5%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2007 B2, 0.27%, LOC Dexia Cr. Local de France, VRDN (b)	14,000,000	14,000,000
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
Series 2008 A, 0.25%, LOC Bank of America NA, VRDN (b)	34,100,000	34,100,000
Series 2008 B, 0.19%, LOC TD Banknorth, NA, VRDN (b)	52,300,000	52,300,000
		100,400,000
New York - 0.1%
Erie County Indl. Dev. Agcy. Rev. (Orchard Park CCRC, Inc. Proj.) Series 2006 B, 1.01%, LOC RBS Citizens NA, VRDN (b)	2,100,000	2,100,000
New York & New Jersey - 14.1%
Port Auth. of New York & New Jersey:
Participating VRDN:
Series Austin 07 1017, 0.37% (Liquidity Facility Bank of America NA) (b)(e)(f)	70,980,000	70,980,000
Series BA 07 1043, 0.25% (Liquidity Facility Bank of America NA) (b)(f)	2,175,000	2,175,000
Series BA 08 1066, 0.37% (Liquidity Facility Bank of America NA) (b)(e)(f)	5,565,000	5,565,000
Series BA 08 1067, 0.37% (Liquidity Facility Bank of America NA) (b)(e)(f)	4,400,000	4,400,000
Series BA 08 1107, 0.37% (Liquidity Facility Bank of America NA) (b)(e)(f)	16,175,000	16,175,000
Series BA 09 1213, 0.25% (Liquidity Facility Bank of America NA) (b)(f)	7,300,000	7,300,000
Series DB 636, 0.28% (Liquidity Facility Deutsche Bank AG) (b)(e)(f)	8,700,000	8,700,000
Series EGL 06 107 Class A, 0.3% (Liquidity Facility Citibank NA) (b)(e)(f)	39,200,000	39,200,000
Series GS 08 31TP, 0.23% (Liquidity Facility Wells Fargo & Co.) (b)(e)(f)	20,570,000	20,570,000
Series Putters 1546, 0.3% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	3,860,000	3,860,000
Series Putters 2945, 0.33% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	1,670,000	1,670,000
Municipal Securities - continued
	Principal Amount	Value
New York & New Jersey - continued
Port Auth. of New York & New Jersey: - continued
Participating VRDN:
Series Putters 3095, 0.3% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	$ 16,620,000	$ 16,620,000
Series Putters 3114, 0.33% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	7,190,000	7,190,000
Series Putters 3162, 0.33% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	22,605,000	22,605,000
Series Putters 3172, 0.33% (Liquidity Facility JPMorgan Chase Bank) (b)(e)(f)	13,505,000	13,505,000
Series Putters 3574, 0.3% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	10,685,000	10,685,000
Series 1991 1, 0.35%, VRDN (b)(e)(g)	8,800,000	8,800,000
Series 1991 3, 0.35%, VRDN (b)(e)(g)	9,800,000	9,800,000
Series 1992 1, 0.32%, VRDN (b)(g)	6,800,000	6,800,000
Series 1995 3, 0.35%, VRDN (b)(e)(g)	9,400,000	9,400,000
Series 1995 4, 0.35%, VRDN (b)(e)(g)	10,500,000	10,500,000
Series 2006 4, 0.33%, VRDN (b)	10,000,000	10,000,000
Series A:
0.4% 2/12/10 (Liquidity Facility Landesbank Hessen-Thuringen), CP (e)	3,390,000	3,390,000
0.45% 12/1/09 (Liquidity Facility Landesbank Hessen-Thuringen), CP (e)	5,470,000	5,470,000
		315,360,000
Ohio - 0.4%
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2008 B, 0.58%, LOC RBS Citizens NA, VRDN (b)	10,000,000	10,000,000
Pennsylvania - 0.0%
Allegheny County Hosp. Dev. Auth. Rev. (Children's Institute Pittsburgh Proj.) Series 2005 A, 0.85%, LOC Citizens Bank of Pennsylvania, VRDN (b)	900,000	900,000
Puerto Rico - 1.2%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2007 A7, 0.23%, LOC UBS AG, VRDN (b)	26,200,000	26,200,000
Tennessee - 0.2%
Knox County Health Edl. & Hsg. Facilities Board Hosp. Facilities Rev. (Catholic Healthcare Partners Proj.) Series 2008 A, 0.3%, LOC Landesbank Baden-Wuert, VRDN (b)	4,300,000	4,300,000
Texas - 0.2%
Greater East Texas Higher Ed. Auth. Student Ln. Rev. Series 1995 B, 0.29%, LOC State Street Bank & Trust Co., Boston, VRDN (b)(e)	5,500,000	5,500,000
Municipal Securities - continued
	Principal Amount	Value
Washington - 0.1%
Port of Seattle Rev. Series 2005, 0.36%, LOC Fortis Banque SA, VRDN (b)(e)	$ 2,100,000	$ 2,100,000
Other - 12.0%
Fidelity Municipal Cash Central Fund, 0.27% (c)(d)	268,072,000	268,072,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $2,235,141,040)		2,235,141,040
NET OTHER ASSETS - 0.3%		6,450,775
NET ASSETS - 100%		$ 2,241,591,815
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $45,300,000 or 2.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Port Auth. of New York & New Jersey Series 1991 1, 0.35%, VRDN	6/18/91	$ 8,800,000
Port Auth. of New York & New Jersey Series 1991 3, 0.35%, VRDN	12/3/03	$ 9,800,000
Port Auth. of New York & New Jersey Series 1992 1, 0.32%, VRDN	2/14/92	$ 6,800,000
Port Auth. of New York & New Jersey Series 1995 3, 0.35%, VRDN	9/15/95	$ 9,400,000
Port Auth. of New York & New Jersey Series 1995 4, 0.35%, VRDN	8/9/02	$ 10,500,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 960,747
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $129,109 all of which will expire on November 30, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,967,069,040)	$ 1,967,069,040
Fidelity Central Funds (cost $268,072,000)	268,072,000
Total Investments (cost $2,235,141,040)		$ 2,235,141,040
Cash		1,150,341
Receivable for fund shares sold		28,498,136
Interest receivable		5,845,340
Distributions receivable from Fidelity Central Funds		56,529
Prepaid expenses		9,443
Other receivables		1,440
Total assets		2,270,702,269

Liabilities
Payable for investments purchased Regular delivery	$ 5,000,000
Delayed delivery	1,835,399
Payable for fund shares redeemed	20,493,615
Distributions payable	164
Accrued management fee	637,243
Other affiliated payables	1,098,733
Other payables and accrued expenses	45,300
Total liabilities		29,110,454

Net Assets		$ 2,241,591,815
Net Assets consist of:
Paid in capital		$ 2,241,685,978
Accumulated undistributed net realized gain (loss) on investments		(94,163)
Net Assets, for 2,240,034,163 shares outstanding		$ 2,241,591,815
Net Asset Value, offering price and redemption price per share ($2,241,591,815 ÷ 2,240,034,163 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2009

Investment Income
Interest		$ 14,085,958
Income from Fidelity Central Funds		960,747
Total income		15,046,705

Expenses
Management fee	$ 8,978,940
Transfer agent fees	3,129,267
Accounting fees and expenses	228,636
Custodian fees and expenses	32,714
Independent trustees' compensation	8,892
Registration fees	35,811
Audit	43,976
Money Market Guarantee Program fee	845,244
Legal	10,543
Miscellaneous	35,143
Total expenses before reductions	13,349,166
Expense reductions	(997,399)	12,351,767
Net investment income		2,694,938
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(61,474)
Net increase in net assets resulting from operations		$ 2,633,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 2,694,938	$ 46,372,905
Net realized gain (loss)	(61,474)	467,493
Net increase in net assets resulting from operations	2,633,464	46,840,398
Distributions to shareholders from net investment income	(2,697,362)	(46,374,874)
Distributions to shareholders from net realized gain	-	(577,382)
Total distributions	(2,697,362)	(46,952,256)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	6,578,230,206	9,325,993,304
Reinvestment of distributions	2,655,111	46,240,911
Cost of shares redeemed	(6,938,196,289)	(8,994,029,161)
Net increase (decrease) in net assets and shares resulting from share transactions	(357,310,972)	378,205,054
Total increase (decrease) in net assets	(357,374,870)	378,093,196

Net Assets
Beginning of period	2,598,966,685	2,220,873,489
End of period	$ 2,241,591,815	$ 2,598,966,685

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.001	.019	.032	.029	.018
Net realized and unrealized gain (loss)D	-	-	-	-	-
Total from investment operations	.001	.019	.032	.029	.018
Distributions from net investment income	(.001)	(.019)	(.032)	(.029)	(.018)
Distributions from net realized gain	-	-D	-	-	-
Total distributions	(.001)	(.019)	(.032)	(.029)	(.018)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.11%	1.90%	3.23%	2.95%	1.84%
Ratios to Average Net AssetsB, C
Expenses before reductions	.55%	.52%	.51%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.51%	.52%	.52%
Expenses net of all reductions	.51%	.44%	.41%	.40%	.43%
Net investment income	.11%	1.84%	3.18%	2.91%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,241,592	$ 2,598,967	$ 2,220,873	$ 1,774,867	$ 1,506,677

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed, or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity New Jersey Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity New Jersey Municipal Money Market Fund is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of New Jersey.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Income Fund uses independent pricing services approved by the Board of Trustees to value their investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. For the Income Fund, changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for each Fund's investments is included at the end of each Fund's Schedule of Investments. Valuation techniques of each Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

For the Income Fund, debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For municipal securities, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Fund are valued at amortized cost which approximates market value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

The Money Market Fund participated in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through September 18, 2009. The Money Market Fund paid the U.S. Treasury Department fees equal to 0.04% based on the number of shares outstanding as of September 19, 2008 to participate in the Program through September 18, 2009. The expense was borne by the Money Market Fund without regard to any expense limitation in effect for the Money Market Fund.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to excise tax regulations and wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity New Jersey Municipal Income Fund	$ 623,398,619	$ 21,226,035	$ (5,398,515)	$ 15,827,520
Fidelity New Jersey Municipal Money Market Fund	2,235,141,040	-	-	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity New Jersey Municipal Income Fund	$ 10,220	$ -	$ -	$ (2,794,355)	$ 15,827,520
Fidelity New Jersey Municipal Money Market Fund	35,310	-	-	(129,109)	-

The tax character of distributions paid was as follows:

November 30, 2009	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$ 23,129,946	$ -	$ 1,254,166	$ 24,384,112
Fidelity New Jersey Municipal Money Market Fund	2,697,362	-	-	2,697,362
November 30, 2008	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$ 23,214,884	$ -	$ 516,885	$ 23,731,769
Fidelity New Jersey Municipal Money Market Fund	46,374,874	230,953	346,429	46,952,256

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Income Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $113,413,165 and $35,324,180, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity New Jersey Municipal Income Fund	.25%	.12%	.37%
Fidelity New Jersey Municipal Money Market Fund	.25%	.12%	.37%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs the activities associated with the Fund's transfer, dividend disbursing and shareholder servicing agent functions. The Fund's pay account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity New Jersey Municipal Income Fund	.07%
Fidelity New Jersey Municipal Money Market Fund	.13%

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity New Jersey Municipal Income Fund	$ 3,063

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR or its affiliates voluntarily agreed to waive certain fees during the period for the Money Market fund. The amount of the waiver is $916,029

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction
Fidelity New Jersey Municipal Income Fund	$ 7,700	$ 8,960	$ -
Fidelity New Jersey Municipal Money Market Fund	15,907	65,428	35

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity New Jersey Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2009, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 188 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (47)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal and Workplace Investing (2005-present). Ms. Johnson is a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Previously, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009), and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (2004-2009).

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Christopher P. Sullivan (55)

Year of Election or Appointment: 2009

Vice President of Fidelity's Bond Funds. Mr. Sullivan also serves as President of Fidelity's Bond Group (2009-present). Previously, Mr. Sullivan served as Managing Director, Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009).

Charles S. Morrison (48)

Year of Election or Appointment: 2005

Vice President of Fidelity's Money Market Funds. Mr. Morrison also serves as President, Money Market Group Leader of FMR (2009-present), and as Executive Vice President of Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Morrison served as Senior Vice President, Money Market Group of FMR (2004-2009), Vice President of Fidelity's Bond Funds and certain Balanced, and Asset Allocation Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Kenneth B. Robins (40)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

During fiscal year ended 2009, 100% of each fund's income dividends were free from federal income tax, and 11.06% and 23.93% of Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market Fund's , respectively, income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Jersey Municipal Income Fund / Fidelity New Jersey Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established three standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its September 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to the recent financial crisis, Fidelity took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board specifically noted Fidelity's response to the 2008 credit market crisis. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integral part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (bond fund only, as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity New Jersey Municipal Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance during 2009.

Fidelity New Jersey Municipal Money Market Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also reviewed the fund's performance during 2009.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented recent market events, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG% of 32% would mean that 68% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Fidelity New Jersey Municipal Income Fund

Fidelity New Jersey Municipal Money Market Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2008. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and management fees to maintain a minimum yield for Fidelity New Jersey Municipal Money Market Fund.

In its review, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability, and the extent to which current market conditions have affected retention and recruitment; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (viii) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

NJN-UANN-0110
1.786715.106

Item 2. Code of Ethics

As of the end of the period, November 30, 2009, Fidelity Court Street Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Connecticut Municipal Money Market Fund, Fidelity New Jersey AMT Tax-Free Money Market Fund, and Fidelity New Jersey Municipal Money Market Fund (the "Funds"):

Services Billed by PwC

November 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Money Market Fund	$41,000	$-	$2,000	$2,700
Fidelity New Jersey AMT Tax-Free Money Market Fund	$44,000	$-	$2,000	$2,200
Fidelity New Jersey Municipal Money Market Fund	$42,000	$-	$2,000	$3,000

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Money Market Fund	$38,000	$-	$2,700	$2,700
Fidelity New Jersey AMT Tax-Free Money Market Fund	$42,000	$-	$2,700	$2,500
Fidelity New Jersey Municipal Money Market Fund	$39,000	$-	$2,700	$3,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	November 30, 2009A	November 30, 2008A
Audit-Related Fees	$2,755,000	$2,360,000B
Tax Fees	$-	$2,000
All Other Fees	$-	$- B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2009 A	November 30, 2008 A
PwC	$4,425,000	$3,320,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Court Street Trust II

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	January 27, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 27, 2010